                                                                   EXHIBIT 10.1



===============================================================================



                                       FORM OF

                             SALE AND SERVICING AGREEMENT


                                        among


               HARLEY-DAVIDSON EAGLEMARK MOTORCYCLE TRUST [          ],
                                      as Issuer,


                      EAGLEMARK CUSTOMER FUNDING CORPORATION-IV,
                                 as Trust Depositor,


                                   EAGLEMARK, INC.,
                                     as Servicer

                                         and


                            HARRIS TRUST AND SAVINGS BANK,
                                 as Indenture Trustee




                           Dated as of [                 ]



===============================================================================

                                                                            PAGE
                                TABLE OF CONTENTS
ARTICLE ONE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     SECTION 1.01.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . 1
     SECTION 1.02.    USAGE OF TERMS.. . . . . . . . . . . . . . . . . . . . .15
     SECTION 1.03.    SECTION REFERENCES.. . . . . . . . . . . . . . . . . . .15
     SECTION 1.04.    CALCULATIONS.. . . . . . . . . . . . . . . . . . . . . .15
     SECTION 1.05.    ACCOUNTING TERMS.. . . . . . . . . . . . . . . . . . . .15

ARTICLE TWO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS . . . . . . . . . . . . . .16
     SECTION 2.01.    CLOSING. . . . . . . . . . . . . . . . . . . . . . . . .16
     SECTION 2.02.    CONDITIONS TO THE CLOSING. . . . . . . . . . . . . . . .17
     SECTION 2.03.    ACCEPTANCE BY OWNER TRUSTEE. . . . . . . . . . . . . . .18
     SECTION 2.04.    CONVEYANCE OF SUBSEQUENT CONTRACTS.. . . . . . . . . . .18

ARTICLE THREE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
     REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . . . . .21
     SECTION 3.01.    REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST
                        DEPOSITOR. . . . . . . . . . . . . . . . . . . . . . .21
     SECTION 3.02.    REPRESENTATIONS AND WARRANTIES REGARDING THE
                        SERVICER.. . . . . . . . . . . . . . . . . . . . . . .22

ARTICLE FOUR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS . . . . . . .24
     SECTION 4.01.    CUSTODY OF CONTRACTS.. . . . . . . . . . . . . . . . . .24
     SECTION 4.02.    FILING.. . . . . . . . . . . . . . . . . . . . . . . . .25
     SECTION 4.03.    NAME CHANGE OR RELOCATION. . . . . . . . . . . . . . . .25
     SECTION 4.04.    CHIEF EXECUTIVE OFFICE.. . . . . . . . . . . . . . . . .25
     SECTION 4.05.    COSTS AND EXPENSES.. . . . . . . . . . . . . . . . . . .25

ARTICLE FIVE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     SERVICING OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . .26
     SECTION 5.01.    RESPONSIBILITY FOR CONTRACT ADMINISTRATION.. . . . . . .26
     SECTION 5.02.    STANDARD OF CARE.. . . . . . . . . . . . . . . . . . . .26
     SECTION 5.03.    RECORDS. . . . . . . . . . . . . . . . . . . . . . . . .26
     SECTION 5.04.    INSPECTION.. . . . . . . . . . . . . . . . . . . . . . .26
     SECTION 5.05.    TRUST ACCOUNTS.. . . . . . . . . . . . . . . . . . . . .26
     SECTION 5.06.    ENFORCEMENT. . . . . . . . . . . . . . . . . . . . . . .27
     SECTION 5.07.    TRUSTEES TO COOPERATE. . . . . . . . . . . . . . . . . .28
     SECTION 5.08.    COSTS AND EXPENSES.. . . . . . . . . . . . . . . . . . .28
     SECTION 5.09.    MAINTENANCE OF SECURITY INTERESTS IN MOTORCYCLES.. . . .29
     SECTION 5.10.    SUCCESSOR SERVICER/LOCKBOX AGREEMENTS. . . . . . . . . .29

ARTICLE SIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     THE TRUST DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     SECTION 6.01.    CORPORATE EXISTENCE. . . . . . . . . . . . . . . . . . .30
     SECTION 6.02.    LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. . . . . . . .30
     SECTION 6.03.    MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                        OBLIGATIONS OF, TRUST DEPOSITOR; CERTAIN
                        LIMITATIONS. . . . . . . . . . . . . . . . . . . . . .31
     SECTION 6.04.    LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND
                        OTHERS.. . . . . . . . . . . . . . . . . . . . . . . .31
     SECTION 6.05.    TRUST DEPOSITOR NOT TO RESIGN. . . . . . . . . . . . . .32

                                       i


                                                                           PAGE

     SECTION 6.06.    TRUST DEPOSITOR WILL OWN CERTIFICATES. . . . . . . . . .32

ARTICLE SEVEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
     DISTRIBUTIONS; RESERVE FUND . . . . . . . . . . . . . . . . . . . . . . .33
     SECTION 7.01.    MONTHLY DISTRIBUTIONS. . . . . . . . . . . . . . . . . .33
     SECTION 7.02.    FEES.. . . . . . . . . . . . . . . . . . . . . . . . . .33
     SECTION 7.03.    ADVANCES; REALIZATION OF CARRYING CHARGE.. . . . . . . .33
     SECTION 7.04.    INTEREST RESERVE ACCOUNT.. . . . . . . . . . . . . . . .33
     SECTION 7.05.    DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . .34
     SECTION 7.06.    RESERVE FUND; CERTIFICATE RESERVE AMOUNT.. . . . . . . .35
     SECTION 7.07.    ESTABLISHMENT OF PRE-FUNDING ACCOUNT.. . . . . . . . . .35
     SECTION 7.08.    REPURCHASES OF CONTRACTS FOR BREACH OF
                        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . .36
     SECTION 7.09.    REASSIGNMENT OF REPURCHASED CONTRACTS. . . . . . . . . .36
     SECTION 7.10.    SELLER'S REPURCHASE OPTION.. . . . . . . . . . . . . . .37

ARTICLE EIGHT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     EVENTS OF TERMINATION; SERVICE TRANSFER . . . . . . . . . . . . . . . . .38
     SECTION 8.01.    EVENTS OF TERMINATION. . . . . . . . . . . . . . . . . .38
     SECTION 8.02.    SERVICE TRANSFER.. . . . . . . . . . . . . . . . . . . .38
     SECTION 8.03.    SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR
                        SERVICER.. . . . . . . . . . . . . . . . . . . . . . .39
     SECTION 8.04.    NOTIFICATION TO CERTIFICATEHOLDERS.. . . . . . . . . . .39
     SECTION 8.05.    EFFECT OF TRANSFER.. . . . . . . . . . . . . . . . . . .39
     SECTION 8.06.    DATABASE FILE. . . . . . . . . . . . . . . . . . . . . .40
     SECTION 8.07.    SUCCESSOR SERVICER INDEMNIFICATION.. . . . . . . . . . .40
     SECTION 8.08.    RESPONSIBILITIES OF THE SUCCESSOR SERVICER.. . . . . . .40

ARTICLE NINE. . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     SECTION 9.01.    MONTHLY REPORTS. . . . . . . . . . . . . . . . . . . . .41
     SECTION 9.02.    OFFICER'S CERTIFICATE. . . . . . . . . . . . . . . . . .41
     SECTION 9.03.    OTHER DATA.. . . . . . . . . . . . . . . . . . . . . . .41
     SECTION 9.04.    ANNUAL REPORT OF ACCOUNTANTS.. . . . . . . . . . . . . .41
     SECTION 9.05.    ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.. . . . . .42
     SECTION 9.06.    MONTHLY REPORTS TO SECURITYHOLDERS.. . . . . . . . . . .42

ARTICLE TEN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     SECTION 10.01.   SALE OF TRUST ASSETS.. . . . . . . . . . . . . . . . . .44

ARTICLE ELEVEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45
     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45
     SECTION 11.01.   AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . .45
     SECTION 11.02.   PROTECTION OF TITLE TO TRUST.. . . . . . . . . . . . . .45
     SECTION 11.03.   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . .47
     SECTION 11.04.   NOTICES. . . . . . . . . . . . . . . . . . . . . . . . .47
     SECTION 11.05.   SEVERABILITY OF PROVISIONS.. . . . . . . . . . . . . . .48
     SECTION 11.06.   ASSIGNMENT.. . . . . . . . . . . . . . . . . . . . . . .48
     SECTION 11.07.   THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . . .48
     SECTION 11.08.   COUNTERPARTS.. . . . . . . . . . . . . . . . . . . . . .48
     SECTION 11.09.   HEADINGS.. . . . . . . . . . . . . . . . . . . . . . . .48
     SECTION 11.10.   LIMITATION OF LIABILITY OF OWNER TRUSTEE AND
                        INDENTURE TRUSTEE. . . . . . . . . . . . . . . . . . .49

                                       ii


                                                                           PAGE
Exhibit A

     [Form of Assignment]. . . . . . . . . . . . . . . . . . . . . . . . . . A-1

Exhibit B

     [Form of Closing Certificate of Trust Depositor]. . . . . . . . . . . . B-1

Exhibit C

     [Form of Closing Certificate of Servicer/Seller]. . . . . . . . . . . . C-1

Exhibit D

     [Form of Opinion of Counsel for Trust Depositor
     Regarding General Corporate Matters
     (Including Perfection Opinion). . . . . . . . . . . . . . . . . . . . . D-1

Exhibit E

     [Form of Opinion of Counsel for Trust
     Depositor Regarding the "TRUE SALE" Nature
     of the Transaction] . . . . . . . . . . . . . . . . . . . . . . . . . . E-1

Exhibit F

     [Form of Opinion of Counsel for Trust
     Depositor Regarding Non-consolidation]. . . . . . . . . . . . . . . . . F-1

Exhibit G
     [Form of Certificate Regarding Repurchased Contracts] . . . . . . . . . G-1

Exhibit H

     [List of Contracts] . . . . . . . . . . . . . . . . . . . . . . . . . . H-1

Exhibit I

     [Form of Monthly Report to Noteholders And Certificateholders]. . . . . I-1

Exhibit J

     [Seller's Representations and Warranties] . . . . . . . . . . . . . . . J-1

                                       iii


                                                                            PAGE

Exhibit K

     [Lockbox Bank and Lockbox Account]. . . . . . . . . . . . . . . . . . . K-1

Exhibit L

     [Form of Contract Stamp]. . . . . . . . . . . . . . . . . . . . . . . . L-1

Exhibit M

     [Form of Subsequent Transfer Agreement] . . . . . . . . . . . . . . . . M-1


                                                                            PAGE
                                    EXHIBITS
Exhibit A           Form of Assignment . . . . . . . . . . . . . . . . . . . A-1
Exhibit B           Form of Closing Certificate of Trust Depositor . . . . . B-1
Exhibit C           Form of Closing Certificate of Seller/Servicer . . . . . C-1
Exhibit D           Form of Opinion of Counsel for Trust Depositor
                      regarding general corporate matters (including
                      perfection opinion). . . . . . . . . . . . . . . . . . D-1
Exhibit E           Form of Opinion of Counsel for Trust Depositor
                      regarding the "TRUE SALE" nature of the
                      transaction  . . . . . . . . . . . . . . . . . . . . . E-1
Exhibit F           Form of Opinion of Counsel for Trust Depositor
                      regarding non-consolidation. . . . . . . . . . . . . . F-1
Exhibit G           Form of Certificate Regarding Repurchased Contracts. . . G-1
Exhibit H           List of Contracts. . . . . . . . . . . . . . . . . . . . H-1
Exhibit I           Form of Monthly Report to Noteholders and
                      Certificateholders . . . . . . . . . . . . . . . . . . I-1
Exhibit J           Seller's Representations and Warranties  . . . . . . . . J-1
Exhibit K           Lockbox Bank and Lockbox Account . . . . . . . . . . . . K-1
Exhibit L           Form of Contract Stamp . . . . . . . . . . . . . . . . . L-1
Exhibit M           Form of Subsequent Transfer Agreement. . . . . . . . . . M-1

       SALE AND SERVICING AGREEMENT, dated as of [                 ], among
Harley-Davidson Eaglemark Motorcycle Trust [           ] (together with its
successors and assigns, the "ISSUER" or the "TRUST"), Eaglemark Customer Funding Corporation-IV (together with its successor and assigns, the "TRUST DEPOSITOR"), Harris Trust and Savings Bank (solely in its capacity as Indenture Trustee together with its successors and assigns, the "INDENTURE TRUSTEE") and Eaglemark, Inc. (solely in its capacity as Servicer together with its successor and assigns, "EAGLEMARK" or the "SERVICER").

       WHEREAS the Issuer desires to purchase from the Trust Depositor an initial and subsequent pool of fixed-rate, simple interest motorcycle conditional sales contracts relating to Harley-Davidson motorcycles or, in certain limited instances, motorcycles manufactured by an affiliate of Harley-Davidson, Buell Motorcycle Company, (collectively, the "CONTRACTS") originated by Eaglemark and subsequently sold by Eaglemark to the Trust Depositor;

       WHEREAS the Trust Depositor is willing to sell the Contracts to the Issuer pursuant to the terms hereof; and

       WHEREAS the Servicer is willing to service the Contracts pursuant to the terms hereof;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                     ARTICLE ONE

                                     DEFINITIONS

       SECTION 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

       "ADDITION NOTICE" means, with respect to any transfer of Subsequent Contracts to the Issuer pursuant to Section 2.04 and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller, a notice, which shall be given at least 10 days prior to the related Subsequent Transfer Date, identifying the Subsequent Contracts to be transferred and the aggregate Principal Balance of such Subsequent Contracts.

       "ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date pursuant to Section 7.03.

       "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

       "AGREEMENT" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

       "AGGREGATE PRINCIPAL BALANCE" will equal the sum of the Principal Balances of each outstanding Contract and the Pre-Funded Amount, if any. At the time of initial issuance of the Securities, the initial aggregate principal amount of the Securities will equal the Initial Pool Balance plus the initial Pre-Funded Amount.

       "AGGREGATE PRINCIPAL BALANCE DECLINE" means, with respect to any Distribution Date, the amount by which the Aggregate Principal Balance as of the Distribution Date immediately preceding such Distribution Date (or as of the Cutoff Date in the case of the first Distribution Date) exceeds the Aggregate Principal Balance as of such Distribution Date.

       "AVAILABLE AMOUNT" means, with respect to any Distribution Date, the amount of funds on deposit in the Reserve Fund on such Distribution Date less the Certificate Reserve Amount with respect to such Distribution Date before giving effect to any reduction thereto on such date.

       "AVAILABLE MONIES" means, with respect to any Distribution Date, the sum of the Available Interest and the Available Principal for such Distribution Date.

       "AVAILABLE INTEREST" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of interest on the Contracts (as well as Late Payment Penalty Fees and Extension Fees), (ii) the interest component of all Net Liquidation Proceeds, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor pursuant to
Section 7.08, (iv) all Advances made by the Servicer pursuant to Section 7.03,
(v) the interest component of all amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts pursuant to Section 7.10, (vi) all amounts received in respect of Carrying Charges transferred from the Interest Reserve Account pursuant to Section 7.03, and (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in Section 5.05(d).

       "AVAILABLE PRINCIPAL" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of principal on the Contracts, (ii) the principal component of all Net Liquidation Proceeds, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor pursuant to Section 7.08, and (iv) the principal component of all amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts pursuant to Section 7.10.

       "AVERAGE DELINQUENCY RATIO" means, for any Distribution Date, the arithmetic average of the Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

       "AVERAGE LOSS RATIO" means, for any Distribution Date, the arithmetic average of the Loss Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

       "BASE PROSPECTUS" means the Prospectus dated August [    ], 1998 relating
to the Harley-Davidson Eaglemark Motorcycle Trusts.

       "BUELL" means Buell Motorcycle Company.

       "BUSINESS DAY" means any day other than a Saturday or a Sunday, or another day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

       "CALCULATION DAY" means the last day of each calendar month.

       "CARRYING CHARGES" means (i) the product of (x) the weighted average of the Class A-1 Rate, the Class A-2 Rate and the Pass-Through Rate and (y) the undisbursed funds (excluding investment earnings) in the Pre-Funding Account (as of the last day of the related Due Period) over (ii) the amount of any investment earnings on funds in the Pre-Funding Account which was transferred to the Interest Reserve Account, as well as interest earnings on amounts in the Interest Reserve Account.

       "CERTIFICATE BALANCE" equals $[               ] on the Closing Date, and,
thereafter, equals the Initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

       "CERTIFICATE DEPOSITORY AGREEMENT" has the meaning specified in the Trust Agreement.

       "CERTIFICATE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Principal Distributable Amount and the Certificate Interest Distributable Amount for such Distribution Date.

       "CERTIFICATE DISTRIBUTION ACCOUNT" shall have the meaning specified in the Trust Agreement.

       "CERTIFICATE FINAL DISTRIBUTION DATE" means the [                  ]
Distribution Date.

       "CERTIFICATE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of the sum of the Certificate Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Certificate Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Certificates that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate for the related Interest Period.

       "CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Monthly Interest Distributable Amount for such Distribution Date and the Certificate Interest Carryover Shortfall for such Distribution Date.

       "CERTIFICATE MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, 30 days of interest (or in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Pass-Through Rate on the outstanding principal amount of the Certificates on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders on such preceding Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of the Certificates).

       "CERTIFICATE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" will mean, with respect to any Distribution Date, the Certificate Percentage of the Principal Distributable Amount for such Distribution Date.

       "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 0%; (ii) on the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, such percentage that equals 100% minus the Note Percentage for such Distribution Date; and (iii) 100% thereafter.

       "CERTIFICATE POOL FACTOR" means, as of the close of business on any Distribution Date, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on such Distribution
Date) divided by the Certificate Initial Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

       "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the sum of the Certificate Monthly Principal Distributable Amount and any outstanding Certificate Principal Carryover Shortfall from the immediately preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such Distribution Date.

       "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Monthly Principal Distributable Amount and (ii) any outstanding Certificate Principal Carryover Shortfall as of the close of the immediately preceding Distribution Date; PROVIDED, HOWEVER, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Distribution Date, the principal required to be deposited into the Certificate Distribution Account will include the amount necessary to reduce the Certificate Balance to zero.

       "CERTIFICATE REGISTER" shall have the meaning specified in the Trust Agreement.

       "CERTIFICATE RESERVE AMOUNT" means the sum of the Initial Certificate Reserve Amount and the Subsequent Certificate Reserve Amount, as such amount may be reduced or restored from time to time pursuant to Section 7.05.

       "CERTIFICATEHOLDERS" shall have the meaning specified in the Trust Agreement.

       "CERTIFICATES" means the Trust Certificates (as such term is defined in the Trust Agreement).

       "CLASS" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

       "CLASS A-1 FINAL DISTRIBUTION DATE" means the [                 ]
Distribution Date.

       "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered in the Note Register, as such term is defined in the Indenture.

       "CLASS A-1 RATE" means [      ]% per annum.

       "CLASS A-2 FINAL DISTRIBUTION DATE" means the [               ]
Distribution Date.

       "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

       "CLASS A-2 RATE" means [      ]% per annum.

       "CLOSING DATE" means [                ].

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "COLLATERAL" means as defined in the "granting clause" of the Indenture.

       "COLLECTION ACCOUNT" means a trust account as described in Section 5.05 maintained in the name of the Indenture Trustee and which shall be an Eligible Account.

       "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts sold to the Trust Depositor pursuant to the Transfer and Sale Agreement (and any Subsequent Purchase Agreement) by the Trust Depositor in selecting the Contracts sold to the Trust pursuant to this Agreement (and any Subsequent Transfer Agreement), and includes the master file and the history file as well as servicing information with respect to the Contracts.

       "CONTRACT ASSETS" has the meaning assigned in Section 2.01 (and 2.04, as applicable in the case of Subsequent Contracts) of the Transfer and Sale Agreement.

       "CONTRACT FILE" means, as to each Contract, (a) the original copy of the Contract, including the executed conditional sales contract or other evidence of the obligation of the Obligor, (b) the original title certificate to the Motorcycle and, where applicable, the certificate of lien recordation, or, if such title certificate has not yet been issued, an application for such title certificate, or other appropriate evidence of a security interest in the covered Motorcycle; (c) the assignments of the Contract; (d) the original copy of any agreement(s) modifying the Contract including, without limitation, any extension agreement(s) and (e) documents evidencing the existence of physical damage insurance covering such Motorcycle.

       "CONTRACT RATE" means, as to any Contract, the annual rate of interest specified in the Contract.

       "CONTRACTS" means the motorcycle conditional sales contracts described in the List of Contracts and constituting part of the Trust Corpus (as such list may be supplemented from time to time to reflect transfers of Subsequent Contracts), and includes, without limitation, all related security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date or, with respect to any Subsequent Contracts, any related Subsequent Cutoff Date, but excluding any rights to receive payments which are collected pursuant thereto prior to the Initial Cutoff Date, or with respect to any Subsequent Contracts, any related Subsequent Cutoff Date.

       "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 11.04.

       "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance of such Contract the amount of such reduction (with a "CRAM DOWN LOSS" being deemed to have occurred on the date of issuance of such order).

       "CUMULATIVE LOSS RATIO" means, as of any Distribution Date, the fraction (expressed as a percentage) computed by the Servicer by dividing (i) the aggregate Net Liquidation Losses for all Contracts since the Cutoff Date through the end of the related Due Period by (ii) the sum of (A) the Principal Balance of the Contracts as of the Cutoff Date plus (B) the Principal Balance of any Subsequent Contracts as of the related Subsequent Cutoff Date.

       "CUTOFF DATE" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date.

       "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or some portion of any payment under the Contract is 120 days or more delinquent, (ii) repossession (and expiration of any redemption period) of a Motorcycle securing a Contract or
(iii) the Servicer has determined in good faith that an Obligor is not likely to resume payment under a Contract.

       "DELINQUENCY AMOUNT" means, as of any Distribution Date, the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including Contracts in respect of which the related Motorcycles have been repossessed and are still inventory).

       "DELINQUENT INTEREST" means, for each Contract and each Determination Date as to which the full payment due in the related Due Period has not been paid (any such payment being "DELINQUENT" for purposes of this definition), all interest accrued on such Contract from the Due Date in the Due Period one month prior to the Due Period in which the payment is delinquent.

       "DELINQUENCY RATIO" means, for any Distribution Date, the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount during the immediately preceding Due Period by (b) the Principal Balance of the Contracts as of the beginning of the related Due Period.

       "DETERMINATION DATE" means the fourth Business Day following the conclusion of a Due Period during the term of this Agreement.

       "DISTRIBUTION DATE" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being
[                      ].

       "DUE DATE" means, with respect to any Contract, the day of the month on which each scheduled payment of principal and interest is due on such Contract, exclusive of days of grace.

       "DUE PERIOD" means a calendar month during the term of this Agreement, and the Due Period related to a Determination Date or Distribution Date shall be the calendar month immediately preceding such date; PROVIDED, HOWEVER, that with respect to the Initial Determination Date or Initial Distribution Date, the Due Period shall be the period from the Initial Cutoff Date to and including
[     ].

       "EAGLEMARK FINANCIAL" has the meaning assigned in Section 5.10 hereof.

       "ELIGIBLE ACCOUNT" means a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

       "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

              (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

              (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from the Rating Agency in the highest investment category granted thereby;

              (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

              (d) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Trustee or any of their respective Affiliates is investment manager or advisor);

              (e) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (b); and

              (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in CLAUSE
       (b).

       "EVENT OF TERMINATION" means an event specified in Section 8.01.

       "EXCESS AMOUNTS" shall have the meaning specified in Section 7.05(b).

       "FINAL DISTRIBUTION DATE" means with respect to (i) the Notes, the Class A-1 Final Distribution Date or the Class A-2 Final Distribution Date, as the case may be or (ii) the Certificates, the Certificate Final Distribution Date.

       "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Contracts to the Trust on such Distribution Date) is less than $150,000, (b) the date on which an Event of Termination occurs, (c) the date on which an Insolvency Event occurs with respect to the Trust Depositor and (d) the close of business on the date which is 90 days from and including the Closing Date.

       "HOLDER" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

       "INDENTURE" means the Indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee.

       "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

       "INDENTURE TRUSTEE FEE" means, with respect to any Distribution Date, one-twelfth of the product of .009% and the sum of (i) the Principal Balance of the Contracts as of the beginning of the related Due Period and (ii) the Pre-Funded Amount as of the beginning of such period; PROVIDED, HOWEVER, in no event shall such fee be less than $200.00 per month.

       "INDEPENDENT", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Trust Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Issuer, the Trust Depositor or the Servicer, (iii) is not a person related to any officer or director of the Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of Issuer, the Trust Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with the Issuer, the Trust Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

       "INITIAL CLASS A-1 NOTE BALANCE" means $[                         ].

       "INITIAL CLASS A-2 NOTE BALANCE" means $[                         ].

       "INITIAL CERTIFICATE BALANCE" means $[                         ].

       "INITIAL CERTIFICATE RESERVE AMOUNT" means $[                          ].

       "INITIAL CONTRACTS" means those Contracts conveyed to the Trust on the Closing Date.

       "INITIAL CUTOFF DATE" means [                       ].

       "INITIAL POOL BALANCE" means the Principal Balance of the Contracts as of the Initial Cutoff Date and on each Subsequent Cutoff Date the Principal Balance of the Contracts on such subsequent Cutoff Date.

       "INSOLVENCY EVENT" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

       "INTEREST PERIOD" means, with respect to any Distribution Date, the period from and including the fifteenth day of the month of the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding the fifteenth day of the month of such Distribution Date.

       "INTEREST RATE" means the Class A-1 Rate or the Class A-2 Rate, as applicable.

       "INTEREST RESERVE ACCOUNT" means the account designated as the Interest Reserve Account in, and which is established and maintained pursuant to, Section
7.04 hereof.

       "INTEREST RESERVE AMOUNT" means, as of any date of determination, the amount on deposit in the Interest Reserve Account on such date, and as of the
Closing Date shall be $[                    ].

       "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts, other than the Pre-Funding Account, to be deposited into the Collection Account on such Distribution Date pursuant to
Section 5.05(b).

       "ISSUER" means the Harley-Davidson Eaglemark Motorcycle Trust [      ].

       "LATE PAYMENT PENALTY FEES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

       "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

       "LIQUIDATED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) 90 days have elapsed following the date of repossession (and expiration of any redemption period) with respect to the Motorcycle securing such Contract, (ii) such Contract is a Defaulted Contract with respect to which the Servicer has determined in good faith that all amounts expected to be recovered have been received, or (iii) all or any portion of any payment is delinquent 150 days or more.

       "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Corpus, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts reflecting the Subsequent Contracts transferred to the Trust on the related Subsequent Transfer Date, and which list (a) identifies each Contract and (b) sets forth as to each Contract (i) the Principal Balance as of the applicable Cutoff Date, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and
(iv) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT J.

       "LOCKBOX" means the Lockbox maintained by the Lockbox Bank identified on EXHIBIT K hereto.

       "LOCKBOX ACCOUNT" means the account maintained with the Lockbox Bank and identified on EXHIBIT K hereto.

       "LOCKBOX AGREEMENT" means the Fourth Amended and Restated Lockbox Administration Agreement dated as of April 1, 1998 by and among the Servicer, the Trust Depositor, Eaglemark Customer Funding Corporation-II, Eaglemark Customer Funding Corporation-III, Norwest Bank Minnesota, National Association (the "PREDECESSOR TRUSTEE"), the Trustee and Financial Security Assurance Inc. ("FSA", with respect to certain prior trusts, the "PRIOR TRUSTS"), with respect to the Lockbox Account, unless such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the above-described parties and FSA, or if an Insurer Default (as defined in FSA's documentation relating to such Prior Trusts) shall have occurred and be continuing or FSA is owed no obligation with respect to such Prior Trusts, the majority of the Certificateholders with respect to such Prior Trusts), the Servicer, the Trustee and the Lockbox Bank.

       "LOCKBOX BANK" means the financial institution maintaining the Lockbox Account and identified on EXHIBIT K hereto or any successor thereto acceptable to a majority of the Certificateholders.

       "LOSS RATIO" means, for any Distribution Date, the fraction (expressed as a percentage) derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period.

       "MANDATORY SPECIAL REDEMPTION" means the prepayment, in part, made to the Class A-1 Noteholders and Class A-2 Noteholders without premium made on the Distribution Date on or immediately following the last day of the Funding Period in the event that any amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Contracts, including any such purchase on such date.

       "MONTHLY REPORT" shall have the meaning specified in Section 9.06.

       "MONTHLY SERVICING FEE" means, as to any Distribution Date, one-twelfth of the product of 1% and the Principal Balance of the Contracts as of the beginning of the related Due Period.

       "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

       "MOTORCYCLE" means a motorcycle manufactured by Harley-Davidson, Inc. (or in certain limited instances Buell) securing a Contract.

       "NET LIQUIDATION LOSSES" means, as of any Distribution Date, with respect to a Liquidated Contract, the amount, if any, by which (a) the outstanding Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon at the Contract Rate to the date on which such Liquidated Contract became a Liquidated Contract exceeds (b) the Net Liquidation Proceeds for such Liquidated Contract.

       "NET LIQUIDATION PROCEEDS" means, as to any Liquidated Contract, the proceeds realized on the sale or other disposition of the related Motorcycle, including proceeds realized on the repurchase of such Motorcycle by the originating dealer for breach of warranties, and the proceeds of any insurance relating to such Motorcycle, after payment of all reasonable expenses incurred thereby, together, in all instances, with the expected or actual proceeds of any recourse rights relating to such Contract as well as any post-disposition proceeds received by the Servicer.

       "NOTE DEPOSITORY AGREEMENT" shall have the meaning specified in the Indenture.

       "NOTE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

       "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to Section 5.05.

       "NOTE INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the sum of the
Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date plus any outstanding Note Interest Carryover Shortfall for such Class on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, interest on such excess to the extent permitted by applicable law, at the related Interest Rate for the related Interest Period.

       "NOTE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date and a Class of Notes, the sum of the Note Monthly Interest Distributable Amount and the Note Interest Carryover Shortfall for such Class of Notes for such Distribution Date.

       "NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, interest accrued from and including the fifteenth day of the month of the preceding calendar month to, but excluding, the fifteenth day of the calendar month in which such Distribution Date occurs (or in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the related Interest Rate for each Class of Notes on the outstanding principal amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to Noteholders of such Class on or prior to such preceding Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

       "NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Note Percentage of the Principal Distributable Amount for such Distribution Date.

       "NOTE PERCENTAGE" means, (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, 100%; (ii) on the Distribution Date on which the principal amount of the Class A-2 Notes is reduced to zero, such percentage which represents the fraction of the Principal Distributable Amount necessary to reduce the principal amount of the Class A-2 Notes to zero; and (iii) 0.0% thereafter.

       "NOTE POOL FACTOR" means with the respect to any Class of Notes as of the close of business on any Distribution Date, a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original outstanding principal amount of such Class of Notes.

       "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the sum of the Note Principal Distributable Amount and any outstanding Note Principal Carryover Shortfall from the immediately preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

       "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Monthly Principal Distributable Amount for such Distribution Date and the Note Principal Carryover Shortfall as of the close of the immediately preceding Distribution Date; PROVIDED, HOWEVER, that the Note Principal Distributable Amount shall not exceed the outstanding principal amount of the Notes; and provided, further, that the Note Principal Distributable Amount (i) on the Class A-1 Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-1 Notes to zero, and (ii) on the Class A-2 Final Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-2 Notes to zero.

       "NOTE REGISTER" shall have the meaning specified in the Indenture.

       "OBLIGEE" means the Person to whom an Obligor is indebted under a Contract.

       "OBLIGOR" means a Motorcycle buyer or other person who owes payments under a Contract.

       "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Servicer.

       "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Trust Depositor or the Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be.

       "OWNER TRUSTEE" means the Person acting, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

       "OWNER TRUSTEE'S FEE" means $[     ] per month.

       "PASS-THROUGH RATE" means [           ]% per annum.

       "PAYING AGENT" means as described in Section 6.11 of  the Indenture and
Section 3.10 of the Trust Agreement.

       "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

       "POOL BALANCE" means as of any date, the Principal Balance of Contracts as of the close of business on such date.

       "PRE-FUNDED AMOUNT" means as of any date, the amount on deposit in the Pre-Funding Account at the close of business on such date.

       "PRE-FUNDING ACCOUNT" means the account designated as the Pre-Funding Account in, and which is established and maintained pursuant to Section 7.07.

       "PRINCIPAL BALANCE" means (a) with respect to any Contract as of any date, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable, reduced by the sum of (x) all payments received by the Servicer as of such date allocable to principal and (y) any Cram Down Loss in respect of such Contract; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement and Section 7.08 hereof because of a breach of representation or warranty, or if (y) the Trust Depositor gives notice of its intent to purchase the Contracts in connection with an optional termination of the Trust pursuant to Section 5.02 of the Transfer and Sale Agreement and Section 7.10 hereof, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the related Determination Date to be zero for the Due Period in which such event occurs and for each Due Period thereafter, (ii) from and after the third Due Period succeeding the final Due Period in which the Obligor is required to make the final scheduled payment on a Contract, the Principal Balance, if any, of such Contract shall be deemed to be zero, and (iii) from and after the Due Period in which a Contract becomes a Liquidated Contract, the Principal Balance of such Contract shall be deemed to be zero; and (b) where the context requires, the aggregate of the Principal Balances described in clause (a) for all such Contracts.

       "PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Aggregate Principal Balance Decline for such Distribution Date.

       "PROSPECTUS" means the Base Prospectus together with the Supplement.

       "QUALIFIED ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee in the Pre-Funding Account, the Interest Reserve Account or the Reserve Fund and with respect to which (a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and
(c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee);
or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its affiliates.

       "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Certificates; and if either Moody's or Standard & Poor's no longer maintains a rating on the Certificates, such other nationally recognized statistical rating organization selected by the Trust Depositor.

       "RECORD DATE" means, with respect to any Distribution Date, the Business Day immediately preceding such date.

       "REIMBURSEMENT AMOUNT" has the meaning assigned in Section 7.03 hereof.

       "REPURCHASE PRICE" means, with respect to a Contract to be repurchased hereunder an amount equal to (a) the remaining principal balance of such Contract, plus (b) accrued and unpaid interest at the Contract Rate on such Contract through the end of the immediately preceding Due Period.

       "RESERVE FUND" means the Reserve Fund established and maintained pursuant to Section 7.06 hereof.

       "RESERVE FUND INITIAL DEPOSIT" means $[                     ].

       "RESERVE FUND DEPOSITS" means all moneys deposited in the Reserve Fund from time to time including, but not limited to, the Reserve Fund Initial Deposit and the Reserve Fund Additional Deposits as well as any monies deposited therein pursuant to Section 7.05(b), all investments and reinvestments thereof, earnings thereon, and proceeds of the foregoing, whether now or hereafter existing.

       "RESERVE FUND TRIGGER EVENT" means the occurrence with respect to any Distribution Date (i) the Average Delinquency Ratio for such Distribution Date
is equal to or greater than (a) [      ]% with respect to any Distribution Date
which occurs within the period from the Closing Date to, and inclusive of, the
first anniversary of the Closing Date, (b) [      ]% with respect to any
Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of
the Closing Date, or (c) [      ]% with respect to any Distribution Date which
occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date or
(d) [      ]% with respect to any Distribution Date occurring after the third anniversary of the Closing Date; (ii) the Average Loss Ratio for such
Distribution Date is equal to or greater than (a) [      ]% with respect to any
Distribution Date which occurs within the period from the Closing Date to, and
inclusive of, the eighteen months following the Closing Date or (b) [      ]%
with respect to any Distribution Date which occurs following the eighteen month period following the Closing Date; or (iii) the Cumulative Loss Ratio for such
Distribution Date is equal to or greater than (a) [      ]% with respect to any
Distribution Date which occurs within the period from the Closing Date to, and
inclusive of, the first anniversary of the Closing Date, (b) [      ]% with
respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second
anniversary of the Closing Date, (c) [      ]% with respect to any Distribution
Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing
Date, or (d) [      ]% with respect to any Distribution Date occurring after the third anniversary of the Closing Date.

       "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

       "SECURITIES" means the Notes and the Certificates.

       "SECURITYHOLDERS" means the Holders of the Notes or the Certificates.

       "SELLER" means Eaglemark, Inc., a Nevada corporation, or its successor, in its capacity as Seller of Contract Assets under the Transfer and Sale Agreement and any Subsequent Purchase Agreement.

       "SERVICER" means Eaglemark, Inc., a Nevada corporation, or its successor, until any Service Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to Article VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

       "SERVICE TRANSFER" has the meaning assigned in Section 8.02(a).

       "SERVICING FEE" means, on any Determination Date, the sum of (a) the Monthly Servicing Fee payable on the related Distribution Date, (b) Late Payment Penalty Fees received by the Servicer during the related Due Period, and (c) extension fees received by the Servicer during the related Due Period.

       "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

       "SHORTFALL" means, with respect to a Distribution Date as determined in accordance with Section 7.05(a), the amounts described in clauses (v) through
(viii) thereof over Available Monies (after the payment of amounts described in clauses (i) through (iv) of Section 7.05 on such Distribution Date) in the Collection Account with respect to the related Due Period.

       "SPECIFIED RESERVE FUND BALANCE" means with respect to any Distribution
Date will be an amount equal to the sum of (i)  [      ]% of the Principal
Balance of the Contracts in the Trust as of the first day of the immediately
preceding Due Period and (ii) $[           ]; PROVIDED, HOWEVER, in the event a
Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three consecutive Distribution Dates (inclusive of the respective Distribution Date), the Specified Reserve Fund Balance shall be equal
to the sum of (i)  [      ]% of the Principal Balance of the Contracts in the
Trust as of the first day of the immediately preceding Due Period and (ii) $[
      ].  Notwithstanding the foregoing, in no event shall the Specified Reserve
Fund Balance be less than the sum of (i)  [      ]% of the aggregate of the
Initial Class A-1 Note Balance, Initial Class A-2 Note Balance and the Initial
Certificate Balance and (ii) $[           ].  As of any Distribution Date, the
amount of funds actually on deposit in the Reserve Fund may, in certain circumstances, be less than the Specified Reserve Fund Balance.

       "STANDARD & POOR'S" means Standard & Poor's Ratings Services, A Division of The McGraw Hill Companies, or any successor thereto.

       "SUBSEQUENT CERTIFICATE RESERVE AMOUNT" means the amount on each
Subsequent Transfer Date equal to [    ]% of the aggregate balance of the
Subsequent Contracts conveyed by the Trust.

       "SUBSEQUENT CONTRACTS" means all Contracts sold and transferred to the Trust pursuant to Section 2.04.

       "SUBSEQUENT CUTOFF DATE" means the date specified as such for Subsequent Contracts in the related Subsequent Transfer Agreement.

       "SUBSEQUENT LIST OF CONTRACTS" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Subsequent Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

       "SUBSEQUENT PURCHASE AGREEMENT" means, with respect to any Subsequent Contracts, the agreement between the Seller and the Trust Depositor pursuant to which the Seller will transfer the Subsequent Contracts to the Trust Depositor, the form of which is attached to the Transfer and Sale Agreement as EXHIBIT C.

       "SUBSEQUENT RESERVE FUND AMOUNT" means the amount on each Subsequent
Transfer Date equal to [      ]% of the aggregate balance of the Subsequent
Contracts conveyed to the Trust.

       "SUBSEQUENT TRANSFER AGREEMENT" means the agreement described in Section
2.04 hereof.

       "SUBSEQUENT TRANSFER DATE" means any date during the Funding Period on which Subsequent Contracts are transferred to the Trust.

       "SUCCESSOR SERVICER" means a servicer described in Section 8.02(b).

       "SUPPLEMENT" means the Prospectus Supplement dated
[        ].

       "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Lockbox Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Note Depository Agreement, the Certificate Depository Agreement, any Subsequent Transfer Agreement and any Subsequent Purchase Agreement.

       "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of the date hereof by and between the Seller and the Trust Depositor, as amended, supplemented or otherwise modified from time to time.

       "TRUST" means the trust created by this Agreement, comprised of the Trust Corpus.

       "TRUST ACCOUNTS" means, collectively, the Collection Account, the Pre-Funding Account, the Note Distribution Account and the Reserve Fund, or any of them.

       "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

       "TRUST AGREEMENT" means the Trust Agreement, dated as of the date hereof, among the Trust Depositor and the Owner Trustee.

       "TRUST CORPUS" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Subsequent Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements).

       "TRUST DEPOSITOR" has the meaning assigned such term in the preamble hereunder or any successor thereto.

       "TRUST ESTATE" shall have the meaning specified in the Trust Agreement.

       "TRUSTEES" means the Owner Trustee and the Indenture Trustee.

       "TRUSTEES' FEES" means the Owner Trustee's Fee and the Indenture Trustee's Fee.

       "UCC" means the Uniform Commercial Code as enacted in Illinois or Nevada, as applicable.

       "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to Section
7.03 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer from insurance policies on the related Motorcycle, the related Obligor or out of Net Liquidation Proceeds with respect to such Contract. The determination by the Servicer that it has made an Uncollectible Advance shall be evidenced by an Officer's Certificate delivered to the Trustee.

       "UNDERWRITERS" means Salomon Brothers Inc and [             ].

       "UNITED STATES" means the United States of America.

       "VICE PRESIDENT" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "VICE PRESIDENT," who is a duly elected officer of such Person.

       "WTC" means Wilmington Trust Company, in its individual capacity.

       SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION."

       SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

       SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

       SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                     ARTICLE TWO

                    ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS

       SECTION 2.01. CLOSING. (a) There is hereby created by the Trust Depositor, as settlor, a separate trust which shall be known as the
Harley-Davidson Eaglemark Motorcycle Trust [            ].  The Trust shall
be administered pursuant to the provisions of this Agreement for the benefit of the Noteholders and Certificateholders. The Owner Trustee is hereby specifically empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof.

       (b) On the Closing Date, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust by execution of an assignment substantially in the form of EXHIBIT J hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (and rights under a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement, including but not limited to the Trust Depositor's rights under Article V thereof, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts (other than the Reserve Fund) from time to time (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, being the "TRUST CORPUS"). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership of the Trust Corpus, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Owner Trustee for the benefit of the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

       (c) The Trust Depositor also hereby pledges and grants a first priority perfected security interest in, in favor of the Indenture Trustee for the benefit of the Securityholders, all its right, title and interest in and to the following (all being collectively referred to herein as the "OTHER COLLATERAL"):

              (i) the Reserve Fund (including the Certificate Reserve Amount) established pursuant to Section 7.06 hereof (including, without limitation, the Reserve Fund Initial Deposit, as well as the Initial Certificate Reserve Amount, made therein by the Trust Depositor on the Closing Date, and all additional monies, checks, securities, investments and other items or documents at any time held in or evidencing the Reserve Fund, including all rights to receive any amounts to be deposited from time to time therein);

              (ii) all of the Trust Depositor's right, title and interest in and to investments made with proceeds of the property described in clause
       (i) above; and

              (iii) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing;

in each case as collateral security for the obligations of the Trust in respect of the Notes and the Certificates which, in accordance with and subject to the limitations and provisions hereof, may be satisfied or paid from such Other Collateral.

       SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Trust Depositor shall deliver or cause to be delivered the following documents to the Owner Trustee:

              (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an assignment substantially in the form of EXHIBIT A hereto.

              (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT B to the Transfer and Sale Agreement and of an officer of the Trust Depositor substantially in the form of EXHIBIT B hereto.

              (c) Opinions of counsel for the Seller and the Trust Depositor substantially in the form of EXHIBITS D, E and F hereto (and including as an addressee thereof each Rating Agency).

              (d) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Seller and the Underwriters and stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform.

              (e) Copies of resolutions of the Board of Directors of each of the Seller/Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of each of the Seller/Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller/Servicer and the Trust Depositor.

              (f) Officially certified, recent evidence of due incorporation and good standing of each of the Seller and the Trust Depositor under the laws of Nevada.

              (g) Evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Trust Depositor, as debtor, naming the Owner Trustee as secured party and identifying the Trust Corpus as collateral; and evidence of proper filing with appropriate officers in Delaware of UCC financing statements executed by the Trust and naming the Indenture Trustee, as secured party and identifying the Collateral, as collateral; and evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Trust Depositor, as debtor, naming the Indenture Trustee, as secured party and identifying the Other Collateral, as collateral.

              (h) An Officer's Certificate listing the Servicer's Servicing Officers.

              (i) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts on or after the Initial Cutoff Date to the Closing Date, together with an Officer's Certificate from the Trust Depositor to the effect that such amount is correct.

              (j)    The Officer's Certificate of the Seller specified in
       Section 2.02(h) of the Transfer and Sale Agreement.

              (k) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Trust Depositor.

              (l)    A fully executed Transfer and Sale Agreement.

              (m)    A fully executed Trust Agreement.

              (n)    A fully executed Administration Agreement.

              (o)    A fully executed Indenture.

       SECTION 2.03. ACCEPTANCE BY OWNER TRUSTEE. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Owner Trustee shall issue on behalf of the Trust to, or upon the order of, the Trust Depositor the Certificates representing ownership of a beneficial interest in 100% of the Trust and the Indenture Trustee shall issue to, or upon the order of, the Trust Depositor the Notes secured by the Collateral.

       SECTION 2.04. CONVEYANCE OF SUBSEQUENT CONTRACTS. (a) Subject to the conditions set forth in paragraph (b) below, the Trust Depositor, shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Subsequent Contracts listed on the Subsequent List of Contracts (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the related Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date),
(ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (or a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(b)), including but not limited to the Trust Depositor's related rights under Article V thereof, as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time related to such Contracts (to the extent not already conveyed under Section 2.01(b)) (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, upon such transfer, becoming part of the "TRUST CORPUS"). Although the Trust Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus following such transfer shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Owner Trustee for the benefit of the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

       (b) The Trust Depositor shall transfer to the Trust the Subsequent Contracts and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

              (i) The Trust Depositor shall have provided the Owner Trustee, the Indenture Trustee, the Underwriters and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Contracts;

              (ii)   the Funding Period shall not have terminated;

              (iii) the Trust Depositor shall have delivered to the Owner Trustee a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of EXHIBIT M hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

              (iv) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all collections received with respect to the Subsequent Contracts on or after the related Subsequent Cutoff Date;

              (v) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

              (vi) the applicable Subsequent Reserve Fund Amount and the Subsequent Certificate Reserve Amount for such Subsequent Transfer Date shall have been deposited by the Indenture Trustee from the Pre-Funding Account to the Reserve Fund;

              (vii) each Rating Agency shall have notified the Trust Depositor, the Owner Trustee and the Indenture Trustee in writing that following such transfer the Class A-1 Notes and Class A-2 Notes will be rated in the highest rating category by such Rating Agency and the Certificates will be rated at least its rating as of the Closing Date by Standard & Poor's and Moody's;

              (viii) such addition will not result in a material adverse tax consequence to the Trust or the Certificateholders as evidenced by an Opinion of Counsel to be delivered by the Trust Depositor to the Owner Trustee, Indenture Trustee, the Rating Agencies and the Underwriters;

              (ix) the Trust Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

              (x) the Trust Depositor shall have delivered to the Rating Agencies and the Underwriters one or more opinions of counsel with respect to the transfer of the Subsequent Contracts substantially in the form of the opinions of counsel delivered to such Persons on the Closing Date;

              (xi) no selection procedures believed by the Trust Depositor to be adverse to the interests of the Noteholders or Certificateholders shall have been utilized in selecting the Subsequent Contracts;

              (xii) the Trust Depositor shall have delivered to the Rating Agencies evidence that (A) the weighted average annual percentage rate of the Contracts collectively, following the transfer of the Subsequent
       Contracts, is not less than [      ]%,  (B) that the weighted average
       calculated remaining term to maturity of the Contracts collectively, following the transfer of the Subsequent Contracts, does not exceed [
       ] months, and (C) the Principal Balance of all Contracts from Buell motorcycles as conveyed to the Trust (including all Subsequent Contracts) does not exceed 2.5% of the Principal Balance of all Contracts conveyed by the Trust;

              (xiii) the Trust Depositor shall have delivered to the Rating Agencies, a report with respect to certain agreed-upon procedures relating to the Subsequent Contracts being transferred, confirming that procedures were performed substantially similar to such procedures as were performed in connection with the transfer of the Initial Contracts;

              (xiv) each of the representations and warranties made by the Seller pursuant to Section 3.01 of the Transfer and Sale Agreement with respect to the Subsequent Receivables shall be true and correct as of the related Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

              (xv) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its Computer Disk that the Subsequent Receivables identified on the Subsequent List of Contracts in the Subsequent Transfer Agreement have been sold to the Issuer pursuant to this Agreement and the Transfer and Sale Agreement; and

              (xvi) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Owner Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral.

       (c) The Trust Depositor covenants to transfer (at or prior to the end of the Funding Period) to the Trust pursuant thereto Subsequent Contracts with
an aggregate Principal Balance equal to $[                     ];  PROVIDED,
HOWEVER, that in complying with such covenant, the Trust Depositor agrees to make no more than one separate transfer of Subsequent Contracts per monthly period (as measured by the corresponding Distribution Dates). In the event that the Trust Depositor shall fail to deliver and sell to the Trust any or all of such Subsequent Receivables by the date on which the Funding Period ends and the Pre-Funded Amount is greater than $150,000 on such date, the Trust Depositor shall cause to be deposited into the Collection Account the amount then on deposit in the Pre-Funding Account; PROVIDED, HOWEVER, that the foregoing shall be the sole remedy of the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders with respect to a failure of the Trust Depositor to comply with such covenant.

                                    ARTICLE THREE

                            REPRESENTATIONS AND WARRANTIES

       The Seller under the Transfer and Sale Agreement has made, and upon execution of each Subsequent Purchase Agreement is deemed to remake, each of the representations and warranties set forth in EXHIBIT J hereto and has consented to the assignment by the Trust Depositor to the Issuer of the Trust Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust. Pursuant to Section 2.01 of this Agreement, the Trust Depositor has sold, assigned, transferred and conveyed to the Issuer as part of the Trust Corpus its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT J attached hereto, together with all rights of the Trust Depositor with respect to any breach thereof including any right to require the Seller to repurchase any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Owner Trustee or any custodian.

       The Trust Depositor hereby represents and warrants to the Owner Trustee that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT J hereto, that such representations and warranties run to and are for the benefit of the Trust Depositor, and that pursuant to Section 2.01 of this Agreement the Trust Depositor has transferred and assigned to the Owner Trustee all rights of the Trust Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase Contracts in the event of a breach of such representations and warranties.

       SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders that:

              (a) ASSUMPTION OF TRUST DEPOSITOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT J are true and correct.

              (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

              (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Corpus, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

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              (d)    NO CONSENT REQUIRED.  The Trust Depositor is not required
       to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

              (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Trust Depositor or any of its properties or the Articles of Incorporation or Bylaws of the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

              (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Certificates
       (1) which, if adversely determined, would in the opinion of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or Notes.

              (g) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 11.04 below. The Trust Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

              (h) The Trust Depositor will always own a Certificate equal to at least one percent (1.00%) of the outstanding certificate balance.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

       SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders that:

              (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.

              (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

              (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

              (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement.

              (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                                     ARTICLE FOUR

             PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS;

       SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee as the owner thereof.

       (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the State of Nevada as shall from time to time be identified to the Trustees by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to Section 4.01(a) above and this Section 4.01(b) the Trustees shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

       (c) As custodian, the Servicer shall have and perform the following powers and duties:

              (i) hold the Contract Files on behalf of the Noteholders and the Certificateholders and the Owner Trustee and the Indenture Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Owner Trustee and the Indenture Trustee annually that it continues to maintain possession of such Contract Files;

              (ii) implement policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

              (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Noteholders and the Certificateholders, the Owner Trustee and the Indenture Trustee;

              (iv) at all times maintain the original of the fully executed Contract and store such original Contract in a fireproof vault;

              (v) stamp each Contract on both the first and the signature page (if different) as of the Closing Date (or Subsequent Transfer Date, as the case may be) in the form attached hereto as EXHIBIT L;

              (vi) within 30 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Subsequent Contracts, need be only of the Contract Files related to such Subsequent Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any; and

              (vii) within 185 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Owner Trustee listing each Contract with respect to which there did not exist as of 180 days of the Closing Date (or Subsequent Transfer Date, as the case may be) an original title certificate to the motorcycle and the certificate of lien recordation relating thereto.

       (d) In performing its duties under this Section 4.01, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts for the installment purchase of consumer goods owned and/or serviced by it, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts. The Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06. The Servicer agrees to indemnify the Noteholders, the Certificateholders, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Noteholders, the Certificateholders, the Owner Trustee and the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Noteholder, Certificateholder, the Owner Trustee or the Indenture Trustee. The Trustees shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

       SECTION 4.02. FILING. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(g) hereof to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Corpus against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

       SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, neither the Seller nor the Trust Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

       (b) If any change in either the Seller's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Corpus and the proceeds thereof. In addition, neither the Seller nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC) from the location specified in Section 11.04 below unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Corpus. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an opinion of counsel reasonably acceptable to the Owner Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Owner Trustee in the Trust Corpus have been filed, and reciting the details of such filing.

       SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

       SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Motorcycles granted thereby).

                                     ARTICLE FIVE

                                SERVICING OF CONTRACTS

       SECTION 5.01. RESPONSIBILITY FOR CONTRACT ADMINISTRATION. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under Article VIII.

       SECTION 5.02. STANDARD OF CARE. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer, and, in any event no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract.

       SECTION 5.03. RECORDS. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

       SECTION 5.04. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to
Article IX and compliance with the standards represented to exist as to each Contract in this Agreement.

       (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

       SECTION 5.05. TRUST ACCOUNTS. (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account, Note Distribution Account, Pre-Funding Account and Reserve Fund, each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, respectively. The Indenture Trustee is hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account.

       (b) The Indenture Trustee shall deposit (or the Servicer shall deposit, with respect to payments by or on behalf of the Obligors received directly by the Servicer), without deposit into any intervening account, into the Collection Account as promptly as practical (but in any case not later than the second Business Day following the receipt thereof):

              (i) With respect to principal and interest on the Contracts (as well as Late Payment Penalty Fees and extension fees) received on or after the Initial Cutoff Date or Subsequent Cutoff Date, as applicable (which for the purpose of this paragraph (b)(i) shall include those monies in the Lockbox Account allocable to principal and interest on the Contracts), all such amounts received by the Owner Trustee or Servicer;

              (ii)   All Net Liquidation Proceeds related to the Contracts;

              (iii) The aggregate of the Repurchase Prices for Contracts repurchased by the Trust Depositor as described in Section 7.08;

              (iv)   All Advances made by the Servicer pursuant to Section
       7.03(a);

              (v) All amounts paid by the Trust Depositor in connection with an optional repurchase of the Contracts described in Section 7.10;

              (vi) All amounts realized in respect of Carrying Charges transferred from the Interest Reserve Account as contemplated in Section 7.03(b); and

              (vii) All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts (except the Reserve Fund) as contemplated herein.

       (c) The Indenture Trustee shall, if amounts remain on deposit in the Pre-Funding Account at the expiration of the Funding Period, make a demand, immediately upon expiration of the Funding Period, upon the Trust Depositor to cause to be deposited into the Collection Account the amount then in deposit in the Pre-Funding Account.

       (d) If the Servicer so directs, in writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.
Subject to the restrictions herein, the Indenture Trustee may purchase a
Qualified Eligible Investment from itself or an Affiliate.   Subject to the
other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this Section 5.05(d). All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to Section 5.05(b) and distributed on the next Distribution Date pursuant to Section 7.05. The Trust Depositor and the Trust agree and acknowledge that the Indenture Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

       SECTION 5.06. ENFORCEMENT.  (a) The Servicer will, consistent with
Section 5.02, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts.

       (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trustees. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Owner Trustee (or the Indenture Trustee) on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems reasonably necessary to enforce the Contract, including bringing suit in its name or the names of the Noteholders under the Indenture and the Certificateholders as owners of the Trust.

       (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Owner Trustee's behalf to reassign the defaulted Contract or the related Motorcycle to the person against whom recourse exists at the price set forth in the document creating the recourse; PROVIDED, HOWEVER, the Servicer in exercising recourse against any third persons as described in the immediately preceding sentence shall do so in such manner as to maximize the aggregate recovery with respect to the Contract; and PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing the Servicer in its capacity as such may exercise such recourse only if such Contract was not required to be repurchased by the Seller pursuant to the Transfer and Sale Agreement or was required to be repurchased by the Seller and the Seller has defaulted on such repurchase obligation.

       (d) The Servicer will not permit any rescission or cancellation of any Contract due to the acts or omissions of the Trust Depositor.

       (e) The Servicer may grant to the Obligor on any Contract an extension of payments due under such Contract; PROVIDED that (i) the extension period is limited to 45 days, (ii) the Obligor has not received an extension during the previous twelve-month period, (iii) the evidence supports the Obligor's willingness and capability to resume monthly payments,
(iv) such extension is consistent with the Servicer's customary servicing procedures and is consistent with Section 5.02, (v) such extension does not extend the maturity date of the Contract beyond the latest maturity date of any of the Contracts as of the Initial Cutoff Date (or, if a transfer of Subsequent Contracts to the Trust occurs, beyond the latest maturity date of such Subsequent Contracts) and (vi) the aggregate Principal Balances of Contracts which have had extensions granted does not exceed more than 3.00% of the aggregate of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance and the Initial Certificate Balance.

       (f) The Servicer will not add to the outstanding Principal Balance of any Contract the premium of any physical damage or other individual insurance on a Motorcycle securing such Contract it obtains on behalf of the Obligor under the terms of such Contract, but may create a separate Obligor obligation with respect to such premium if and as provided by the Contract.

       (g) If the Servicer shall have repossessed a Motorcycle on behalf of the Trust, the Servicer shall either (i) maintain at its expense physical damage insurance with respect to such Motorcycle, or (ii) indemnify the Trust against any damage to such Motorcycle prior to resale or other disposition. The Servicer shall not allow such repossessed Motorcycles to be used in an active trade or business, but rather shall dispose of the Motorcycle in a reasonable time in accordance with the Servicer's normal business practices.

       SECTION 5.07. TRUSTEES TO COOPERATE. Upon payment in full on any Contract, the Servicer will notify the Trustees and the Trust Depositor on the next succeeding Distribution Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited) and shall (if the Servicer is not then in possession of the Contracts and Contract Files) request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustees shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Trust Depositor and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Motorcycle related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds. From time to time as appropriate for servicing and repossession in connection with any Contract, if the Servicer is not then in possession of the Contracts and Contract Files, the Indenture Trustee shall, upon written request of a Servicing Officer and delivery to the Indenture Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem reasonably necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the original Contract and the related Contract File to the Indenture Trustee when the need by the Servicer has ceased unless the Contract shall be repurchased as described in
Section 7.10. Upon request of a Servicing Officer, the Indenture Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in the enforcement of the Certificateholders' rights and remedies with respect to Contracts.

       SECTION 5.08. COSTS AND EXPENSES. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Motorcycles securing such Contracts when such Contracts are not repurchased pursuant to Section 7.08) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

       SECTION 5.09. MAINTENANCE OF SECURITY INTERESTS IN MOTORCYCLES. The Servicer shall take such steps as are necessary to maintain continuous perfection and the first priority of the security interest created by each Contract in the related Motorcycle. The Owner Trustee hereby authorizes the Servicer to take such steps as are necessary to perfect such security interest and to maintain the first priority thereof in the event of a relocation of a Motorcycle or for any other reason.

       SECTION 5.10. SUCCESSOR SERVICER/LOCKBOX AGREEMENTS. The Servicer shall use its best efforts to cause Obligors to make all payments on the Contracts directly to one or more Lockbox Banks, acting as agent for the Trust pursuant to a Lockbox Agreement. In the event the Servicer shall for any reason no longer be acting as such, the Successor Servicer shall thereupon assume all of the rights and obligations of the outgoing servicer under the Lockbox Agreement; PROVIDED, HOWEVER, that the Successor Servicer shall not be liable for any acts or obligations of the Servicer prior to such succession. In such event, the Successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the Successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon the request of the Owner Trustee, but at the expense of the outgoing Servicer, deliver to the Successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the Successor Servicer. In connection with its assumption of all of the rights and obligations of the outgoing Servicer, the Successor Servicer shall deliver a written notice to Norwest Financial Information Services Group to the effect that the outgoing Servicer has been terminated as Servicer or has resigned as Servicer hereunder. Such notice shall also include a request to Norwest Financial Information Services Group to assign to the Successor Servicer the rights under that certain Agreement between Norwest Financial Information Services Group and Eaglemark Financial Services, Inc., a Delaware corporation ("EAGLEMARK FINANCIAL"), dated as of November 4, 1992 (the "NORWEST AGREEMENT") insofar as such rights relate to the Contracts, and an agreement on the part of the Successor Servicer to assume the obligations under the Norwest Agreement insofar as such obligations relate to the servicing of the Contracts. No such assignment and assumption will relieve the Trust Depositor or Eaglemark Financial of its obligations under the Norwest Agreement.

                                     ARTICLE SIX

                                 THE TRUST DEPOSITOR

       SECTION 6.01. CORPORATE EXISTENCE. During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

       SECTION 6.02. LIABILITY OF TRUST DEPOSITOR; INDEMNITIES. The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

       The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

       The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Trust Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

       The Trust Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, WTC and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee or WTC, as the case may be, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or WTC, as the case may be, or shall arise from the breach by the Owner Trustee or WTC, as the case may be, of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

       The Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which Trust Depositor were a general partner; PROVIDED, HOWEVER, that Trust Depositor shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Trust Certificates or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of Trust Depositor under this paragraph shall be evidenced by the Trust Certificates described in the Trust Agreement, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Trust Certificates from all other Trust Certificates issued by the Trust; provided that the rights and obligations evidenced by all Trust Certificates, regardless of class, shall, except as provided in this Section, be identical.

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

       Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Trust Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Trust Depositor, without interest.

       SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, TRUST DEPOSITOR; CERTAIN LIMITATIONS.

       (a) The Trust Depositor shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which the Trust Depositor has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Trust Depositor as an entirety, can lawfully perform the obligations of the Trust Depositor hereunder and executes and delivers to the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Trust Depositor under this Agreement. The Trust Depositor shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and shall receive from each Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then-current ratings of each Class of Notes or the Certificates. The Trust Depositor and Eaglemark shall maintain separate corporate offices.

       (b) Notwithstanding any other provision of this Section and any provision of law, the Trust Depositor shall not do any of the following:

              (i) engage in any business or activity other than as set forth in its Articles of Incorporation;

              (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Trust Depositor (which must include the affirmative vote of at least two duly appointed Independent directors)
       (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consenting to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no director may be required by any shareholder of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is solvent; or

              (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity.

       SECTION 6.04. LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND OTHERS. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

       SECTION 6.05. TRUST DEPOSITOR NOT TO RESIGN. Subject to the provisions of Section 6.03, the Trust Depositor shall not resign from the obligations and duties hereby imposed on it as Trust Depositor hereunder.

       SECTION 6.06. TRUST DEPOSITOR WILL OWN CERTIFICATES. The Trust Depositor and any Affiliate thereof will in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Depositor or an Affiliate thereof, except as expressly provided herein or in any Transaction Document. Certificates so owned by or pledged to the Trust Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, as the case may be.

                                    ARTICLE SEVEN

                             DISTRIBUTIONS; RESERVE FUND

       SECTION 7.01. MONTHLY DISTRIBUTIONS. (a) Each Noteholder and Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed to such Noteholder or Certificateholder at the address for such Noteholder or Certificateholder appearing on the Note Register or Certificate Register or by wire transfer if such Noteholder or Certificateholder provides written instructions to the Indenture Trustee, respectively, at least ten days prior to such Distribution Date.

       (b) The Indenture Trustee shall serve as the paying agent hereunder (the "PAYING AGENT") and shall make the payments to the Noteholders and Certificateholders required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Noteholders and Certificateholders.

       SECTION 7.02. FEES. The Trustees shall be paid the Trustees' Fees and the Servicer shall be paid the Monthly Servicing Fee, each of which shall be paid solely from the monies and in accordance with the priorities described in
Section 7.05(a). No recourse may be had to the Seller, Trust Depositor, Trustees, Servicer, or any of their respective Affiliates in the event that amounts available under Section 7.05(a) are insufficient for payment of the Trustees' Fee and the Monthly Servicing Fee.

       SECTION 7.03. ADVANCES; REALIZATION OF CARRYING CHARGE. (a) On each Determination Date, the Servicer shall compute the amount of Delinquent Interest, if any, on the Contracts for the immediately preceding Due Period.
Not later than each Determination Date, the Servicer shall advance (each, an "ADVANCE") such Delinquent Interest by depositing the aggregate amount of such Delinquent Interest in the Collection Account; PROVIDED, HOWEVER, that the Servicer shall be obligated to advance Delinquent Interest only to the extent that the Servicer, in its sole discretion, expects that such Advance will not become an Uncollectible Advance. The Servicer shall indicate on each Monthly Report (i) the amount of Delinquent Interest, if any, on the Contracts for the related Due Period and (ii) the amount of the Advance, if any, made by the Servicer in respect of such Delinquent Interest pursuant to this Section 7.03. If the amount of such Advance is less than the amount of the Delinquent Interest, the relevant Monthly Report shall be accompanied by a certificate of a Servicing Officer setting forth in reasonable detail the basis for the determination by the Servicer that the portion of the Delinquent Interest not advanced would become an Uncollectible Advance. By each Determination Date, the Servicer shall determine the amount of prior unreimbursed Advances for which it desires to be reimbursed pursuant to the provisions of this Section (such amount, the "REIMBURSEMENT AMOUNT"). The Servicer shall be entitled to be reimbursed for any outstanding Advance with respect to a Contract by means of a first priority withdrawal from the Collection Account of such Reimbursement Amount as provided in Section 7.05(a)(ii).

       (b) The Servicer shall determine no later than 12:00 noon, New York City time, on the second Business Day prior to a Distribution Date the Carrying Charges in respect of the upcoming Distribution Date. To the extent of such amount, the Indenture Trustee shall transfer an amount equal to the Carrying Charges from the Interest Reserve Account (solely to the extent of the amount then on deposit) into the Collection Account as contemplated in Section 5.05(b)(vi) hereof.

       SECTION 7.04. INTEREST RESERVE ACCOUNT.

       (a) On or prior to the Closing Date, the Trust Depositor shall establish in the name of the Indenture Trustee on behalf of the Securityholders, an Eligible Account designated "EAGLEMARK CUSTOMER FUNDING-IV INTEREST RESERVE
ACCOUNT - HARLEY DAVIDSON EAGLEMARK MOTORCYCLE TRUST [           ] - HARRIS
TRUST AND SAVINGS BANK, AS INDENTURE TRUSTEE" (such account being the "Interest Reserve Account").

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

       (b) No withdrawals may be made of funds in the Interest Reserve Account except as provided in (c) below. Except as specifically provided, funds in the Interest Reserve Account shall not be commingled with funds in any other account established with respect to the Notes, Certificates or with any other monies.

       (c) All investment earnings realized in respect of amounts in the Pre-Funding Account shall be deposited when and as received in the Interest Reserve Account, such that the Pre-Funded Amount shall never exceed the amount initially deposited into the Pre-Funding Account on the Closing Date. With respect to amounts on deposit in the Interest Reserve Account, the Indenture Trustee shall disburse from such funds the amount specified in respect of Carrying Charges in accordance with Section 7.03 herein. In the event that (i) the Funding Period has terminated, (ii) all amounts on deposit in the Pre-Funding Account have been disbursed, (iii) a Distribution Date has elapsed following the occurrence of both (i) and (ii), and (iv) all amounts referred to in clause (ii) have been applied, then any amounts remaining in the Interest Reserve Account shall be allocated and distributed to the Trust Depositor.

       SECTION 7.05. DISTRIBUTIONS.

       (a) On each Distribution Date, the Servicer will allocate Available Monies in the following order of priority:

       (i) to the Mandatory Special Redemption subaccount in the Note Distribution Account to the Class A-1 Noteholders and Class A-2 Noteholders, the amount of any Mandatory Special Redemption, pro rata, calculated on the then current principal balance of the Class A-1 and Class A-2 Notes with the amounts derived from draws on the Pre-Funding Account (which amounts are available for payment of such Mandatory Special Redemptions and not for any other purpose), to be distributed (i) to the Class A-1 Noteholders, in an amount equal to the Class A-1 Percentage multiplied by the amount in the Mandatory Special Redemption Subaccount and (ii) to the Class A-2 Noteholders, in an amount equal to the Class A-2 Percentage multiplied by the amount in the Mandatory Special Redemption Subaccount with the amounts derived from draws on the Pre-Funding Account (which amounts are available solely for payment of such Mandatory Special Redemptions and not for any other purpose); PROVIDED, HOWEVER, in the event the amount in the Mandatory Special Redemption subaccount is less than $150,000 such amount shall be distributed solely to the Class A-1 Noteholders;

       (ii) to the Servicer from Available Monies, the Reimbursement Amount to the Servicer for Advances previously made;

       (iii) to the Servicer from Available Monies, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Due Periods;

       (iv) to the Indenture Trustee and the Owner Trustee from Available Monies, any accrued and unpaid Indenture Trustee's Fees and Owner Trustee's Fees, respectively, with respect to one or more prior Due Periods;

       (v) to the Note Distribution Account from Available Monies, together with any amounts deposited therein pursuant to Section 7.06, the Note Interest Distributable Amount to the holders of the Notes at their respective Interest Rates;

       (vi) to the Note Distribution Account from Available Monies, together with any amounts deposited therein pursuant to Section 7.06, the Note Principal Distributable Amount to the holders of the Class A-1 Notes until the principal amount of the Class A-1 Notes has been reduced to zero, and second to the holders of the Class A-2 Notes until the principal amount of the Class A-2 Notes has been reduced to zero;

       (vii) to the Certificate Distribution Account from Available Interest, together with any amounts deposited therein pursuant to Section 7.06, the Certificate Interest Distributable Amount to the holders of the Certificates; provided, however, in the event Available Interest is insufficient to make such payment, from such other monies as may be available to the Trust.

       (viii) to the Certificate Distribution Account from Available Principal, together with any amounts deposited therein pursuant to Section 7.06, the Certificate Principal Distributable Amount to the holders of the Certificates; provided, however, in the event Available Principal is insufficient to make such payment, from such monies as may be available to the Trust; and

       (b) in the event that the distributions described in clauses (i) through (viii) above have been funded exclusively from Available Monies, any remaining Available Monies ("EXCESS AMOUNTS") will be deposited into the Reserve Fund, until the amount on deposit therein equals the Specified Reserve Fund Balance, with any excess over the Specified Reserve Fund Balance being distributed to the Trust Depositor. The Servicer shall at the written direction of the Trust Depositor invest the funds in the Reserve Fund in Qualified Eligible Investments. Funds in the Reserve Fund shall be invested in investments that mature on or before the Business day prior to each Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds prior to maturity. Upon any such investment, the Indenture Trustee shall, consistent with the definition of Qualified Eligible Investment herein, make an appropriate notation of security interest in such Qualified Eligible Investment on the Indenture Trustee's records, by book entry or otherwise. All income and gain realized from any such investments as well as any interest earned on Reserve Fund Deposits shall be deposited and retained in the Reserve Fund (subject to Section 7.06(e)). Losses, if any, realized on amounts in the Reserve Fund invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Reserve Fund invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Reserve Fund. The Trust Depositor and the Indenture Trustee shall not be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Reserve Fund. All income or loss on funds held in the Reserve Fund shall be taxable to the Trust Depositor.

       SECTION 7.06. RESERVE FUND; CERTIFICATE RESERVE AMOUNT.

       (a) On or prior to the Closing Date, the Owner Trustee, on behalf of the Trust Depositor shall deposit the Reserve Fund Initial Deposit and the Initial Certificate Reserve Amount into the Reserve Fund from the net proceeds of the Securities. The Reserve Fund will be held by the Indenture Trustee for the benefit of the Securityholders in order to effectuate the subordination of the rights of the Securityholders to the extent described above.

       (b) The Indenture Trustee shall determine no later than 10:00 a.m., Chicago, Illinois time, on the Distribution Date (but after making, and taking into account, the determination, demand and transfer of funds contemplated in
Section 7.05 above) whether there exists a Shortfall with respect to the upcoming Distribution Date. In the event that the Indenture Trustee determines that there exists a Shortfall, the Indenture Trustee shall no later than 12:00 noon, Chicago, Illinois time, on such Distribution Date remit monies from the Reserve Fund in respect of such Shortfall for deposit in the Note Distribution Account or Certificate Distribution Account, as applicable.

       (c) If funds, up to the Available Amount, in the Reserve Fund are insufficient to distribute the interest or principal due on the Certificates, funds available from the Certificate Reserve Amount will be withdrawn from the Reserve Fund and deposited into the Certificate Distribution Account, solely to distribute interest on the Certificates on each Distribution Date and to distribute interest or principal on the Certificates on the Certificate Final Distribution Date.

       (d) Any Excess Amounts will be applied first to the Specified Reserve Fund Balance (other than the Certificate Reserve Amount) and second to restore
the Certificate Reserve Amount to $[                ].

       (e) On each Distribution Date on which the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Specified Spread Account Balance, the Indenture Trustee shall release its lien on any remaining amounts to the Trust Depositor.

       SECTION 7.07. ESTABLISHMENT OF PRE-FUNDING ACCOUNT.

       (a) On or prior to the Closing Date, the Trust Depositor shall establish in the name of the Indenture Trustee on behalf of the Securityholders, an Eligible Account designated "EAGLEMARK CUSTOMER FUNDING-IV PRE-FUNDING

ACCOUNT - HARLEY DAVIDSON EAGLEMARK MOTORCYCLE TRUST [         ] - HARRIS TRUST
AND SAVINGS BANK, AS INDENTURE TRUSTEE" (such account being the "Pre-Funding Account").

       (b) During the Funding Period, following receipt from the Trust Depositor of an Addition Notice, and upon further receipt of a written demand from the Trust Depositor for a disbursement of funds from the Pre-Funding Account to be made on or before the date on which the Funding Period terminates (which written demand must be delivered not later than one Business Day prior to the requested date of funding and must be accompanied by the written consent of the Indenture Trustee), the Indenture Trustee will disburse the amount demanded from the Pre-Funding Account to Eaglemark upon the order of the Trust Depositor for the purpose of purchasing Subsequent Contracts from Eaglemark pursuant to a Subsequent Purchase Agreement. With respect to amounts still remaining on deposit in the Pre-Funding Account on the date upon which the Funding Period ends (and provided a timely written demand for funding as described above has not been received requesting funding on such date) the Indenture Trustee shall immediately transfer all funds remaining in the Pre-Funding Account to the Note Distribution Account.

       (c) If (x) the Pre-Funded Amount has not been reduced to zero on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) or (y) the Pre-Funded Amount has been reduced to $150,000 or less on any Determination Date, in either case after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date or Determination Date pursuant to paragraph (a) above, the Trust Depositor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account the Pre-Funded Amount and, in the case of (x), on such Distribution Date or, in the Determination Date (i) if the Pre-Funded Amount is equal to or less than $150,000, deposit the Pre-Funded Amount in the Note Distribution Account for payment as principal of the Class A-1 Notes up to the Outstanding Amount thereof and then for payment of principal of the Class A-2 Notes and (ii) if the Pre-Funded Amount is greater than $150,000, deposit the Pre-Funded Amount in the Note Distribution Account for payment as principal of the Class A-1 Notes and Class A-2 Notes, pro rata, calculated on the then current principal balance of the Class A-1 and Class A-2 Notes.

       SECTION 7.08. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

       Upon a discovery by the Servicer, the Trust Depositor or the Trustees of a breach of a representation or warranty of the Seller as set forth in EXHIBIT J hereto or as made in any Subsequent Purchase Agreement relating to Subsequent Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund), the party discovering the breach shall give prompt written notice to the other parties; PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. The Seller, as provided in the Transfer and Sale Agreement and in accordance with this Section 7.08, shall repurchase a Contract at its Repurchase Price, two Business Days prior to the first Determination Date after the Seller becomes aware, or should have become aware, or receives written notice from the Trustee, the Servicer or the Trust Depositor of any breach of a representation or warranty of the Seller set forth in Article III of the Transfer and Sale Agreement that materially and adversely affects such Contract or the Trust's interest in such Contract and which breach has not been cured; PROVIDED, HOWEVER, that with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid Principal Balance which the Seller would otherwise be required to repurchase under the Transfer and Sale Agreement, the Seller may, in lieu of repurchasing such Contract, deposit in the Collection Account not later than one Business Day after such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy; and PROVIDED FURTHER that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Seller may select Contracts (without adverse selection) to repurchase such that had such Contracts not been included as part of the Trust Corpus there would have been no breach of such representation or warranty; PROVIDED FURTHER that (a) the failure of a Contract File to be complete or of the original certificate of title and evidence of recordation of such certificate to be included in the Contract File as of 180 days after the Closing Date (or Subsequent Transfer Date, in the case of Subsequent Contracts) or (b) the failure to maintain perfection of the security interest in the Motorcycle securing a Contract in accordance with
Section 5.09, shall be deemed to be a breach materially and adversely affecting the Trust's interest in the Contract or in the related Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Seller under the Transfer and Sale Agreement and described in this Section 7.08 shall not terminate or be deemed released by any party hereto upon a

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

Service Transfer pursuant to Article VIII. The repurchase obligation described in this Section 7.08 is in no way to be satisfied with monies in the Reserve Fund.

       SECTION 7.09. REASSIGNMENT OF REPURCHASED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the Repurchase Price as described in Section 7.08 or Section 7.10, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Indenture Trustee shall assign to the Seller all of the Trust's right, title and interest in the repurchased Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee.

       SECTION 7.10. SELLER'S REPURCHASE OPTION. As provided in the Transfer and Sale Agreement, on written notice to the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the Pool Balance is then less than 10% of the Initial Pool Balance, and provided a valuation letter is delivered as required in Section 5.02 of the Transfer and Sale Agreement, the Seller, through the Trust Depositor, may (but is not required to) repurchase on that Distribution Date all outstanding Contracts at a price equal to the aggregate of the Class A-2 Principal Balance and the Certificate Balance on the previous Distribution Date plus the aggregate of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount for the current Distribution Date thereon, the Reimbursement Amount (if any) as well as accrued and unpaid Monthly Servicing Fees and Trustees' Fees to the date of such repurchase. Such price is to be deposited in the Collection Account one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's release of the Contracts and the Contract Files to the Seller.

                                    ARTICLE EIGHT

                       EVENTS OF TERMINATION; SERVICE TRANSFER

       SECTION 8.01. EVENTS OF TERMINATION. "EVENT OF TERMINATION" means the occurrence of any of the following:

       (a) Any failure by the Servicer or the Seller to make any payment or deposit required to be made hereunder or in the Transfer and Sale Agreement (or in any Subsequent Purchase Agreement or Subsequent Transfer Agreement) and the continuance of such failure for a period of four Business Days after the date on which such payment or deposit was due;

       (b) Failure on the Servicer's or the Seller's part to observe or perform in any material respect any covenant or agreement in the Certificates, this Agreement or in the Transfer and Sale Agreement (or in any Subsequent Purchase Agreement or Subsequent Transfer Agreement) (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Section) which continues unremedied for 30 days after the date on which such failure commences;

       (c) Any assignment by the Servicer or the Seller of its duties or rights hereunder or under the Transfer and Sale Agreement (or under any Subsequent Purchase Agreement or Subsequent Transfer Agreement), except as specifically permitted hereunder or thereunder, or any attempt to make such an assignment;

       (d) An involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer or Trust Depositor and shall not have been dismissed within 90 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of either the Servicer or Trust Depositor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of either the Servicer or Trust Depositor, or for any substantial liquidation or winding up of their respective affairs;

       (e) The Servicer or Trust Depositor shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or Trust Depositor, as the case may be, or for any substantial part of their respective property, or shall have made any general assignment for the benefit of their respective creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

       (f) Any failure by the Servicer to deliver to the Trustees the Monthly Report pursuant to the terms of this Agreement which remains uncured for five Business Days after the date which such failure commences;

       (g) Any representation, warranty or statement of the Servicer made in this Agreement, in any Subsequent Transfer Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given to the Servicer or the Trust Depositor by the Indenture Trustee, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

       SECTION 8.02. SERVICE TRANSFER. (a) If an Event of Termination has occurred and is continuing, (x) Noteholders representing more than 50% of the outstanding balance of the Notes voting as a single class and Certificateholders with aggregate fractional interests representing more than 50% or more of the Trust or (y) the Indenture Trustee may, by written notice delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "SERVICE TRANSFER").

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

       (b) Upon receipt of the notice required by Section 8.02(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in the Indenture Trustee (the "SUCCESSOR SERVICER") pursuant to and under this
Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Service Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

       SECTION 8.03. SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER. On or after a Service Transfer pursuant to Section 8.02, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.03 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding the above, if the Successor Servicer is legally unable or unwilling to act as Servicer, Noteholders representing more than 50% or more of the outstanding balance of each Class of Notes and Certificateholders with aggregate fractional interests representing more than 50% or more of the Trust, may appoint a successor servicer (other than the original Servicer or an Affiliate of the original Servicer) to act as Servicer. As compensation therefor, the successor servicer shall be entitled to receive reasonable compensation equal to the Monthly Servicing Fee. The Owner Trustee, Noteholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.
To the extent the terminated Servicer has made Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder.

       SECTION 8.04. NOTIFICATION TO CERTIFICATEHOLDERS. (a) Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 11.04 hereof and to the Noteholders and Certificateholders at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

       (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 11.04 hereof, and to the Noteholders and Certificateholders at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

       SECTION 8.05. EFFECT OF TRANSFER. (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

       (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

       SECTION 8.06. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Date, (iii) thereafter, as of the last day of the preceding Due Period on each Determination Date prior to a Servicer Termination Event and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Termination Event.

       SECTION 8.07. SUCCESSOR SERVICER INDEMNIFICATION. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.02 hereof. The indemnification provided by this Section 8.07 shall survive the termination of this Agreement.

       SECTION 8.08. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

       The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

       The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warrant made with respect to any Contract.

                                     ARTICLE NINE
                                       REPORTS

       SECTION 9.01. MONTHLY REPORTS. No later than 10:00 a.m. Chicago, Illinois time two Business Days following each Determination Date, the Servicer shall cause the Trustees and each Rating Agency to receive a "MONTHLY REPORT" substantially in the form of EXHIBIT I hereto.

       SECTION 9.02. OFFICER'S CERTIFICATE. Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Servicing Officer certifying the accuracy of the monthly report and that no event of termination or event that with notice or lapse of time or both would become an event of termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

       SECTION 9.03. OTHER DATA. In addition, the Trust Depositor and the Servicer shall, upon the request of the Trustees, Moody's or Standard & Poor's, furnish the Trustees, Moody's or Standard & Poor's, as the case may be, such underlying data as may be reasonably requested.

       SECTION 9.04. ANNUAL REPORT OF ACCOUNTANTS.

       (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer, Eaglemark Financial or to the Trust Depositor, to deliver to the Trustees, the Underwriters and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31,
[      ], with respect to the twelve months ended the immediately preceding
December 31 (or other applicable date), a statement (the "ACCOUNTANT'S REPORT") addressed to the Board of Directors of the Servicer and to the Trustees to the effect that such firm has audited the financial statements of Eaglemark Financial and issued its report thereon and that such audit:

              (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances;

              (2) included an examination of documents and records relating to the servicing of motorcycle conditional sales contracts under pooling and servicing agreements substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement);

              (3) included an examination of the delinquency and loss statistics relating to Eaglemark Financial's portfolio of motorcycle conditional sales contracts; and

              (4) except as described in the statement, disclosed no exceptions or errors in the records relating to motorcycle loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report.

The Accountant's Report shall further state that:

              (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

              (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

       (b) The Accountant's Report shall also indicate that the firm is independent of Eaglemark Financial within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

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

       SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees, the Underwriters and each of the Rating Agencies, on or before January 31 of each year commencing January 31,
[        ], an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee.

       SECTION 9.06. MONTHLY REPORTS TO SECURITYHOLDERS. (a) On or before two Business Days prior to each Distribution Date, the Servicer shall prepare and, concurrently with each distribution to Certificateholders and Noteholders pursuant to Article VII, deliver to the Indenture Trustee, in its capacity as Note Registrar and Certificate Registrar and Paying Agent, shall cause to be delivered and mailed to each Holder of a Class A-1 Notes, Class A-2 Notes and each Certificateholder at the address appearing on the Note Register and Certificate Register, respectively a statement as of the related Distribution Date setting forth (the "MONTHLY REPORT"):

              (i) the amount of Certificateholder's distribution allocable to principal of the Certificates and the amount of Noteholder's principal distribution;

              (ii) the amount of the Certificateholder's distribution allocable to interest and the amount of Noteholder's interest distribution;

              (iii) the amount of fees payable out of the Trust, separately identifying the Monthly Servicing Fee and the Trustees' Fees;

              (iv) the amount of any Note Interest Carryover Shortfall, Note Principal Carryover Shortfall, Certificate Interest Carryover Shortfall and Certificate Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

              (v) the Note Pool Factor for each Class of Notes and the Certificate Pool Factor, in each case of such Distribution Date;

              (vi) the amount of the distributions described in (i) or (ii) above payable pursuant to a claim on the Reserve Fund or from any other source not constituting Available Monies and the amount remaining in the Reserve Fund after giving effect to all deposits and withdrawals from the Reserve Fund on such date;

              (vii) the amount of any Mandatory Special Redemption to be made on such Distribution Date;

              (viii) for each Distribution Date during the Funding Period, the remaining Pre-Funded Amount;

              (ix) for each Distribution Date during the Funding Period to and including the Distribution Date immediately following the end of the Funding Period, the Principal Balance and number of Subsequent Contracts conveyed to the Trust during the related Due Period;

              (x) the remaining Principal Balance after giving effect to the distribution of principal (and Mandatory Special Redemption, if any) to each class of Notes and Certificates to be made on such Distribution Date;

              (xi) the number and aggregate principal balance of Contracts delinquent 31-59 days, 60-89 days and 90 or more days, computed as of the end of the related Due Period;

              (xii) the number and aggregate principal balance of Contracts that became Liquidated Contracts during the immediately preceding Due Period, the amount of liquidation proceeds for such Due Period, the

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

       amount of liquidation expenses being deducted from liquidation proceeds for such Due Period, the Net Liquidation Proceeds and the Net Liquidation Losses for such Due Period;

              (xiii) the Loss Ratio, Average Loss Ratio, Cumulative Loss Ratio, the Delinquency Ratio and the Average Delinquency Ratio as of such Distribution Date;

              (xiv) the number of Contracts and the aggregate Principal Balance of such Contracts, as of the first day of the Due Period relating to such Distribution Date (after giving effect to payments received during such Due Period and to any transfers of Subsequent Contracts to the Trust occurring on or prior to such Distribution Date);

              (xv) the aggregate Principal Balance and number of Contracts that were repurchased by the Seller pursuant to the Agreement with respect to the related Due Period, identifying such Contracts and the Repurchase Price for such Contracts; and

              (xvi) such other customary factual information as is available to the Servicer as the Servicer deems necessary and can reasonably obtain from its existing data base to enable the Noteholders and Certificateholders to prepare their tax returns.

       (b) Within 75 days after the end of each calendar year, the Servicer shall prepare and the Note Register and Certificate Registrar, respectively shall mail to each Noteholder or Certificateholder of record at any time during such year a report as to the aggregate amounts reported pursuant to subsections
(i), (ii), (iii) and (iv) of this Section, attributable to such Noteholder or Certificateholder.

                                     ARTICLE TEN

                                     TERMINATION

       SECTION 10.01.    SALE OF TRUST ASSETS.

       (a) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "INSOLVENCY PROCEEDS") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Distribution Date of Available Monies and funds on deposit in the Reserve Fund pursuant to Section 7.06) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Fund (including the proceeds of any sale of investments therein as described in the following sentence):

            (i) to the Note Distribution Account, any portion of the Note Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

           (ii) to the Note Distribution Account, the outstanding principal amount of the Notes (after giving effect to the reduction in the outstanding principal amount of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date and on prior Distribution Dates);

          (iii) to the Certificate Distribution Account, any portion of the Certificate Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date; and

           (iv) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date).

       (b) As described in Article Nine of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

       (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

                                    ARTICLE ELEVEN

                                    MISCELLANEOUS

       SECTION 11.01.    AMENDMENT.

       (a) This Agreement may be amended by the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, collectively, without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to add or provide any credit enhancement for any Class of Notes or the Certificates and (iii) to change any provision applicable for determining the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded (in each case with the approval of the Insurer); PROVIDED, HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder and provided, further, that in connection with any amendment pursuant to clause (iii) above, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee a letter from Standard & Poor's (so long as Standard & Poor's is a Rating Agency) and Moody's (so long as Moody's is a Rating Agency) to the effect that such amendment will not cause its then-current rating on any Class of Notes or the Certificates to be qualified, reduced or withdrawn.

       (b) This Agreement may also be amended from time to time by the Trust Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, with the consent of the Holders of Notes evidencing more than 50% of the Outstanding Amount of the Notes, and the consent of Certificateholders evidencing more than 50% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of (i)(a) collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate or any Interest Rate or the Pass-Through Rate, (b) except as otherwise provided in Section 10.01(a), the Specified Reserve Fund Balance or the manner in which the Reserve Fund is funded or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Notes and Certificates of the relevant Class then outstanding.

       (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

       (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to Section 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

       (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

       SECTION 11.02.    PROTECTION OF TITLE TO TRUST.

       (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and

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

protect the interest of the Issuer, the Securityholders, the Indenture Trustee and the Owner Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

       (b) Neither the Seller, the Trust Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

       (c) The Seller, the Trust Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of Eaglemark or the Trust Depositor and the Servicer (in the case of notice provided by the Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

       (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

       (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Liquidated Contract.

       (f) If at any time the Trust Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

       (g) The Servicer shall permit the Owner Trustee and the Insurer and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

       (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the Schedule of Contracts and to each of the Monthly Reports furnished before such request indicating removal of Contracts from the Trust.

       (i) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

       SECTION 11.03. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

       SECTION 11.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

              (i)        If to the Servicer or Seller:

                         Eaglemark, Inc.
                         150 South Wacker Drive, Suite 3100
                         Chicago, Illinois 60606
                         Attention: Michael E. Sulentic

                         Telecopier No.: (312) 368-4372

              (ii)       If to the Trust Depositor:

                         Eaglemark Customer Funding Corporation-IV
                         4150 Technology Way
                         Carson City, Nevada 89706

                         Telecopier No.: (702) 884-4469

              (iii)      If to the Indenture Trustee:

                         Harris Trust and Savings Bank
                         311 West Monroe Street
                         12th Floor
                         Chicago, Illinois 60606
                         Attention: Indenture Trust Administration

                         Telecopier No.: (312) 461-3525


              (iv)       If to the Owner Trustee:

                         Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, Delaware 19890-0001
                         Attention: Corporate Trust Administration

                         Telecopier No.: (302) 651-8882

              (v)        If to Moody's:

                         Moody's Investors Service, Inc.
                         99 Church Street
                         New York, New York 10007
                         Attention: ABS Monitoring Department

                         Telecopier No.: (212) 553-0344

              (vi)       If to Standard & Poor's:

                         Standard & Poor's Ratings Services, A
                            Division of The McGraw Hill Companies
                         25 Broadway
                         New York, New York 10004

                         Telecopier No.: (212) 208-1582

              (vii)      If to the Underwriters:

                         Salomon Smith Barney Inc.
                         Seven World Trade Center
                         New York, New York 10048
                         Attention: Asset-Backed Securities Group

                         Telecopier No.: (212) 783-3848

                         [                      ]

                         Telecopier No.: [         ]

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

       SECTION 11.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

       SECTION 11.06. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, as provided in Sections 6.03 and 8.02, this Agreement may not be assigned by the Trust Depositor or the Servicer without the prior written consent of Holders of Notes aggregating not less than 66-2/3% of each Class and Certificateholders evidencing not less than 66-2/3% of the Certificate Balance.

       SECTION 11.07. THIRD PARTY BENEFICIARIES. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party other than the Insurer shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

       SECTION 11.08. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

       SECTION 11.09. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

       SECTION 11.10. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

       (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.
For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

       (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Harris Trust and Savings Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall Harris Trust and Savings Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              HARLEY-DAVIDSON EAGLEMARK MOTORCYCLE TRUST [    ]

                                   By:    Wilmington Trust Company, not in its
                                          individual capacity but solely as
                                          Owner Trustee on behalf of the Trust

                                   By:
                                       ----------------------------------------
                                          Printed Name
                                                      -------------------------
                                          Title:
                                                 ------------------------------


                              EAGLEMARK CUSTOMER FUNDING CORPORATION-IV, as Trust Depositor

                                   By:
                                       ----------------------------------------
                                          Printed Name
                                                      -------------------------
                                          Title:
                                                 ------------------------------


                              EAGLEMARK INC, as Servicer

                                   By:
                                       ----------------------------------------
                                          Printed Name
                                                      -------------------------
                                          Title:
                                                 ------------------------------




                              HARRIS TRUST AND SAVINGS BANK, not in its individual capacity but solely as Indenture Trustee


                                   By:
                                       ----------------------------------------
                                          Printed Name
                                                      -------------------------
                                          Title:
                                                 ------------------------------

                                      EXHIBIT A


                                 [Form of Assignment]

       In accordance with the Sale and Servicing Agreement (the "SALE AND
SERVICING AGREEMENT") dated as of [                  ] made by and between
the undersigned, as Trust Depositor ("TRUST DEPOSITOR"), Eaglemark, Inc., as Servicer, Harris Trust and Savings Bank, as Indenture Trustee and
Harley-Davidson Eaglemark Motorcycle Trust [      ] (the "TRUST"), as
assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (and rights under a "FORCED PLACED" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Trust Depositor, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement, including but not limited to the Trust Depositor's rights under Article V thereof, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts (other than the Reserve Fund) from time to time (and any investments of such amounts), and (ix) all proceeds and products of the foregoing

       This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Agreement and no others.

       IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly
executed this _____ day of [            ].

                            EAGLEMARK CUSTOMER FUNDING CORPORATION-IV

                                   By:
                                       ----------------------------------------
                                          Printed Name
                                                      -------------------------
                                          Title:
                                                 ------------------------------

                                     EXHIBIT B

                   [Form of Closing Certificate of Trust Depositor]

                      EAGLEMARK CUSTOMER FUNDING CORPORATION-IV

                               PRESIDENT'S CERTIFICATE

       The undersigned certifies that he is President of Eaglemark Customer Funding Corporation-IV, a Nevada corporation (the "TRUST DEPOSITOR"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Trust Depositor in connection with the Sale and Servicing
Agreement (the "AGREEMENT") dated as of [             ] (the "EFFECTIVE
DATE") by and among the Trust Depositor, Harris Trust and Savings Bank (the "INDENTURE TRUSTEE"), as Indenture Trustee, Eaglemark, Inc. ("EAGLEMARK"),
as Servicer, and Harley-Davidson Eaglemark Motorcycle Trust  [       ]
("ISSUER") (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies as follows:

              (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of the Trust Depositor, together with all amendments thereto as in effect on the date hereof.

              (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of the Trust Depositor since _____, and no such amendment has been authorized by the Board of Directors or shareholders of the Trust Depositor.

              (3)    Attached hereto as EXHIBIT II is a Certificate of the
       Secretary of State of the State of Nevada dated [                    ]
       stating that the Trust Depositor is duly incorporated under the laws of the State of Nevada and is in good standing.

              (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of the Trust Depositor, as amended, which were in full
       force and effect on [                 ], and at all times subsequent
       thereto.

              (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Trust Depositor relating to the execution, delivery and performance of the Agreement; the Transfer and Sale Agreement dated as of the Effective Date between the Trust Depositor and Eaglemark; the Trust Agreement dated as of the Effective Date between the Trust Depositor and the Wilmington Trust Company (the "Owner Trustee"), as Owner Trustee; the Administrative Agreement dated as of the Effective Date between the Trust Depositor, the Issuer, the Indenture Trustee, Eaglemark, as Administrator; the Underwriting Agreement dated
       [            ] among the Trust Depositor, Eaglemark and Salomon
       Brothers Inc and [                ] (collectively, the "PROGRAM
       AGREEMENTS"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

              (6) No event with respect to the Trust Depositor has occurred and is continuing which would constitute an Event of Termination or an event that, with notice or the passage of time or both, would become an Event of Termination under the Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Trust Depositor, whether or not arising in the ordinary course of business since the respective dates as of which information is given in the Offering Memorandum and except as set forth therein.

              (7) All federal, state and local taxes of the Trust Depositor due and owing as of the date hereof have been paid.

              (8) All representations and warranties of the Trust Depositor contained in the Program Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

              (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Trust Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Program Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements; or (c) which is likely materially and adversely to affect the Trust Depositor's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

              (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Trust Depositor for the Trust Depositor's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Certificates.

              (11) The Trust Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Trust Depositor or its property is bound (other than the Program Agreements). Neither Eaglemark's transfer and assignment of the Contract Assets to the Trust Depositor, the Trust Depositor's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent transfer and assignment of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificates and the Notes, nor the execution and delivery of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Trust Depositor is a party or by which it is otherwise bound.

              (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Trust Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Trust Depositor, and (b) the Trust Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

              (13) Each of the agreements and conditions of the Trust Depositor to be performed on or before the Closing Date pursuant to the Program Agreements have been performed in all material respects.

                                  *    *    *    *

       IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day
       of [               ].


                            By:
                                --------------------------------------
                                  Printed Name:
                                                ----------------------
                                  Title:         President
                                         -----------------------------

                                      EXHIBIT C

                   [Form of Closing Certificate of Servicer/Seller]

                                   EAGLEMARK, INC.

                               PRESIDENT'S CERTIFICATE

       The undersigned certifies that he is President of Eaglemark, Inc. ("EAGLEMARK"), and that as such he is duly authorized to execute and deliver this certificate on behalf of Eaglemark, as Servicer, in connection with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of
[        ] (the "EFFECTIVE DATE") by and among Eaglemark, as Servicer,
Eaglemark Customer Funding Corporation-IV ("CFC"), Harris Trust and Savings Bank, as Indenture Trustee and Harley-Davidson Eaglemark Motorcycle Trust
[           ]("ISSUER"), in connection with the Transfer and Sale Agreement dated as of the Effective Date (the "TRANSFER AND SALE AGREEMENT") by and between Eaglemark and CFC (all capitalized terms used herein without definition having the respective meanings set forth in the Sale and Servicing Agreement), and further certifies as follows:

              (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of Eaglemark, together with all amendments thereto as in effect on the date hereof.

              (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of Eaglemark since July 6, 1995, and no such amendment has been authorized by the Board of Directors or shareholders of Eaglemark.

              (3)    Attached hereto as EXHIBIT II is a Certificate of the
       Secretary of State of the State of Nevada dated [                     ]
       stating that Eaglemark is duly incorporated under the laws of the State of Nevada and is in good standing.

              (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of Eaglemark which were in full force and effect on November 5, 1992 and at all times subsequent thereto.

              (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of Eaglemark and relating to the authorization, execution, delivery and performance of the Transfer and Sale Agreement; the Sale and
       Servicing Agreement; the Underwriting Agreement dated [           ] among
       Eaglemark, CFC and Salomon Brothers Inc and [          ] (the
       "UNDERWRITING AGREEMENT"); and the Administration Agreement dated
       [          ]among Eaglemark, CFC, the Issuer and Harris Trust and
       Savings Bank, as Indenture Trustee (the "INDENTURE TRUSTEE") (the "ADMINISTRATION AGREEMENT"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

              (6) No event with respect to Eaglemark has occurred and is continuing which would constitute an Event of Termination or an event that, with notice or the passage of time, would constitute an Event of Termination under the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of Eaglemark, whether or not arising in the ordinary course of business, since the respective dates as of which information is given in the Offering Memorandum and except as set forth therein.

              (7) All federal, state and local taxes of Eaglemark due and owing as of the date hereof have been paid.

              (8) All representations and warranties of Eaglemark contained in the Transfer and Sale Agreement, the Sale and Servicing Agreement, the Underwriting Agreement and the Administration Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

              (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against Eaglemark before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which Eaglemark is a party; or (b) which is likely materially and adversely to affect Eaglemark's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

              (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Eaglemark for Eaglemark's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

              (11) SCHEDULE A hereto contains a complete list of all material agreements (other than the Transfer and Sale Agreement) or instruments evidencing or governing indebtedness for money borrowed to which Eaglemark is a party or by which Eaglemark or its property is bound. Neither Eaglemark's transfer and assignment of the Contract Assets to CFC, CFC's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent transfer and assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Eaglemark is a party or by which it is otherwise bound.

              (12) In connection with the transfers of Contracts and related assets contemplated in the Transfer and Sale Agreement, (a) Eaglemark has not made such transfer with actual intent to hinder, delay or defraud any creditor of Eaglemark, and (b) Eaglemark has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will Eaglemark become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

              (13) The sole shareholder of Eaglemark is Eaglemark Financial Services, Inc., a Delaware corporation, which has its chief executive office and only office in Chicago, Illinois, and has no other offices in any other state.

              (14) Each of the agreements and conditions of Eaglemark to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.

              (15) Each Contract being transferred pursuant to the Transfer and Sale Agreement is evidenced by a written agreement providing for a repayment obligation as well as a security interest in the related Motorcycle securing such obligation, and conforms as to these matters in all material respects with the form of written Contract provided as EXHIBIT A hereto (with such minor variations as to specific terms as may be required or deemed desirable in respect of the laws or requirements of particular states).

              (16) Eaglemark has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Transfer and Sale Agreement and in the agreements listed on SCHEDULE A hereto.

                                *   *   *   *   *   *

       IN WITNESS WHEREOF, I have affixed my signature hereto this ___ day
        of [            ].



                     By:
                         --------------------------------------------
                            Printed Name:

                                   Title:  President

                                   EXHIBIT D


                  [Form of Opinion of Counsel for Trust Depositor
                        Regarding General Corporate Matters
                           (Including Perfection Opinion)]

                                     EXHIBIT E


                       [Form of Opinion of Counsel for Trust
                     Depositor Regarding the "TRUE SALE" Nature
                                 of the Transaction]

                                     EXHIBIT F


                       [Form of Opinion of Counsel for Trust
                       Depositor Regarding Non-consolidation]

                                     EXHIBIT G

               [Form of Certificate Regarding Repurchased Contracts]

                                  Eaglemark, Inc.

                    Certificate Regarding Repurchased Contracts

       The undersigned certifies that he is a Vice President of Eaglemark, Inc., a Nevada corporation (the "SERVICER"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to
Section 7.08 of the Sale and Servicing Agreement (the "AGREEMENT") dated as of [ ] by and among Eaglemark Customer Funding Corporation-IV, as Trust
Depositor, the Servicer, Harris Trust and Savings Bank, as Indenture Trustee,
and Harley-Davidson Eaglemark Motorcycle Trust [             ] (all capitalized
terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Contracts on the attached schedule are to be repurchased by the Seller on the date hereof pursuant to Section 7.08 of the Agreement and Section 5.01 of the Transfer and Sale Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 7.08 of the Agreement, be assigned by the Trustee to the Seller.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of _____________.

                            Eaglemark, Inc.


                            By:
                                -------------------------------------------
                                         Printed Name:
                                                       --------------------

                                         Title:
                                                ---------------------------

                                     EXHIBIT H

                                 [List of Contracts]

                                      EXHIBIT I

            [Form of Monthly Report to Noteholders And Certificateholders]

              Harley-Davidson Eaglemark Motorcycle Trust [            ]
     $[    ] [   ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1
     $[    ] [   ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2
       $[     ] [   ]% Harley-Davidson Motorcycle Contract Backed Certificates

                                    Monthly Report
                      For the [              ] Distribution Date


 A.  Calculation of Available Monies
     1.   Available Principal (as defined in Article I of the
          Sale and Servicing Agreement)                       $____________

     2.   Available Interest (as defined in Article I of the
          Sale and Servicing Agreement)                       $____________

     3.   Available Monies (l. plus 2.)                       $____________

 B.  Calculation of Principal Distributable Amount (as
     defined in Article I of the Sale and Servicing
     Agreement)                                               $____________



 C.  Calculation of Available Interest (as defined in Article
     I of  the Sale and Servicing Agreement).                   $___________


 D.  Calculation of Note Monthly Principal Distributable
     Amount                                                     $___________

     1.   Note Percentage for such Distribution Date

          (a)  for each Distribution Date to but
               excluding the Distribution Date on which
               the principal amount of the Class A-1
               Notes is reduced to zero                           100.00%

          (b)  on the Distribution Date on which the
               principal amount of the Class A-1 Notes is
               reduced to zero, such percentage which
               represents the fraction of the Principal
               Distributable Amount necessary to reduce
               the principal amount of the Class A-2 Notes
               to zero                                           100.00%

          (c)  after the principal amount of the Class A-2
               Notes have been reduced to zero                     0.00%

     2.   Principal Distributable Amount (from B)               $__________


                                       I-1


     3.   Note Monthly Principal Distributable Amount for

          (a)  Class A-1 Notes (D.1(a)  multiplied by D.2
               until Principal Balance of Class A-1 Notes
               Principal Balance is zero)                       $__________

          (b) Class A-2 Notes (D.1(b) multiplied by D.2 until Class A-2 Notes Principal Balance is
               zero)                                            $___________

          (c)  Note Principal Carryover Shortfall               $___________

          (d)  Special Mandatory Redemption Amounts (from Pre-
               Funding Account as defined in Article I of the
               Sale and Servicing Agreement)                    $___________

          (e)  Note Monthly Principal Distributable Amount
               (the sum of items 3(a), 3(b) and 3(c)            $__________

 E.  Calculation of Note Monthly Interest Distributable
     Amount.

     1.   Class A-l Interest Rate                               ___%

     2.   Class A-2 Interest Rate                               ___%

     3.   One-twelfth of the Class A-1 Interest Rate times the
          Class A-1 Note Balance from and including the
          fifteenth day of the month based on a 360-day year
          of 12 months of 30 days each (or from and including
          the Closing Date with respect to the first
          Distribution Date) to but excluding the fifteenth
          day of the month of the current Distribution Date     $__________

     4.   One-twelfth of the Class A-2 Note Interest Rate
          times the Class A-2 Note Balance from and including
          the fifteenth day of the month based on a 360-day
          year of 12 months of 30 days each (or from and
          including the Closing Date with respect to the
          first Distribution Date) to but excluding the
          fifteenth day of the month of the current
          Distribution Date                                     $__________

     5.   Interest Carryover Shortfall for such
          Distribution Date                                     $__________

     6.   Note Monthly Interest Distributable Amount (the sum
          of items 3,  4 and 5)                                 $__________

 F.  Calculation of Note Distributable Amount (sum of D.3(e)
     plus E.6.)                                                 $_________


                                       I-2


 G.  Calculation of Certificate Principal
     Distributable Amount

     1.      Certificate Balance                                $___________

     2.      Available Principal                                $__________

     3.      Certificate Percentage for each respective
             Distribution Date


     3(a).   for each Distribution Date to but excluding the
             Distribution Date on which the Principal Amount of
             the Class A-2 Notes is reduced to zero               0.00%

     3(b).   on any Distribution Date until the Principal
             Amount of the Class A-2 Notes is reduced to zero,
             such percentage that equals 100% minus the Note
             Percentage for such Distribution Date              ____%

     3(c).   thereafter                                         100.00%

     4(a).   Available Principal multiplied by the Certificate
             Percentage for such Distribution Date              $__________

     4(b).   Certificate Principal Carryover Shortfall for
             such Distribution Date                             $__________

     5.      Certificate Principal Distributable Amount (the
             sum of  4.(a) and 4.(b))                           $_________


 H. Calculation of Certificate Interest Distributable Amount

    1.     Certificate Pass-Through Rate                        ___%

    2(a).  One-twelfth of the Certificate Pass-Through Rate
           times the Certificate Balance on the immediately
           preceding Distribution Date, after giving effect to
           all payments of principal to the Certificateholders
           and such preceding Distribution Date (or in case of
           the first Distribution Date on the original
           Principal Amount of the Certificates) based on a
           360-day year of 12 months of 30 days each.           $__________

    2(b).  Certificate Interest Carryover Shortfall for such
           Distribution Date                                    $__________

    3.     Certificate Interest Distributable Amount (sum of
           2.(a) and 2.(b))                                     $__________


 I. Calculation of Certificate Distributable Amount (sum of     $__________
    G.5 and H.3)

 J. Fees
    1.     The Monthly Servicing Fee for such Distribution
           Date (1/12 of the product of 1% and the Principal
           Balance of the Contracts as of the beginning of
           the related Due Period)                              $___________


                                      I-3


    2.     Late Payment Penalty Fees for such Distribution
           Date                                                 $___________

    3.     Extension Fees for such Distribution Date            $___________

    4.     Owner Trust Fee equal to $[     ] per month          $___________

    5.     Trustee's Fee for such Distribution Date excluding
           expense component (1/12 of the product of .009% and
           the sum of (i) the Principal Balance of the
           Contracts as of the beginning of the related Due
           Period and (ii) the Pre-Funded Amount as of the
           beginning of such Period; provided, however, in no
           event shall such fee be less than $200.00 per
           month)                                               $___________

 K. CALCULATION OF THE AVAILABLE MONIES FOR SUCH DISTRIBUTION
    DATE

    1.      The amount of funds deposited into the Collection
            Account pursuant to Section 5.05(b) of the Sale
            and Servicing Agreement with respect  to the
            related Due Period                                  $__________

            a.    All amounts received by the Indenture Trustee
                  or the Servicer with respect to principal and
                  interest on the Contracts, as well as Late
                  Payment Penalty Fees and Extensions Fees for
                  the related Due Period                        $__________

            b.    All Net Liquidation Proceeds                  $__________

            c.    The aggregate of the Repurchase Prices for
                  Contracts required to be repurchased by the
                  Seller as described in Section 7.08 of the
                  Sale and Servicing Agreement                  $__________

            d.    All Advances made by Servicer pursuant to
                  Section 7.03(a) of the Sale and Servicing
                  Agreement                                     $__________

            e.    All amounts paid by the Seller in connection
                  with an optional repurchase of the Contracts
                  described in Section 7.10 of the Sale and
                  Servicing Agreement                           $__________

            f.    All amounts obtained from the Indenture
                  Trustee in respect of Carrying Charges to be
                  deposited into the Collection Account for the
                  upcoming Distribution Date as contemplated in
                  Section 7.03(b) of the Sale and Servicing
                  Agreement                                     $___________

            g.    All amounts received in respect of interest,
                  dividends, gains, income and earnings on
                  investments of funds in the Trust Accounts as
                  contemplated in Section 5.05(b)(viii) of the
                  Sale and Servicing Agreement                  $__________

            h.    Total amount of funds deposited into the
                  Collection Account pursuant to Section
                  5.05(b) (the sum of a. through g.)            $__________





                                      I-4


    2.      The amount of funds permitted to be withdrawn from
            the Collection Account pursuant to clauses (ii)
            through (iv) of Section 7.05(a) of the Sale and
            Servicing Agreement with respect to the related
            Due Period                                          $___________


            a.    Amounts to be paid to the Servicer as the
                  Reimbursement Amount in accordance with
                  Section 7.03(a) of the Sale and Servicing
                  Agreement                                     $___________

            b.    Amounts to be paid to the Servicer in respect
                  to the Servicing Fee for the related Due
                  Period                                        $__________

            c.    Amounts to be paid to the Indenture Trustee
                  in respect of the Indenture Trustee's  Fee
                  for the related Due Period                    $___________

            d.    Amounts to be paid to the Owner Trustee in
                  respect of the Owner Trustee Fee for the
                  related Due Period                            $___________

            e.    Total amount of funds permitted to be
                  withdrawn from the Collection Account
                  pursuant to clauses (ii) through (iv) Section
                  7.05(a) of the Sale and Servicing Agreement
                  with respect to the related Due Period (sum
                  of a. through d.)                             $_________

    3.      The Available Monies (not including amounts
            from Reserve Fund Account) for such
            Distribution Date available to pay Note
            Distributable Amounts  and Certificate
            Distributable Amounts  (1(h) minus 2(e))            $_____________

    4.      The Available Monies otherwise distributable to
            the Certificateholders that will be distributed
            to the Noteholders on such Distribution Date        $__________

 L. The shortfall of Available Monies for such Distribution
    Date to pay either the Note Distributable Amount or the
    Certificate Distributable Amount (the Available Monies
    for such Distribution Date minus the sum of the Note
    Distributable Amount as set forth in F. and the
    Certificate Distributable Amount as set forth in I.)        $__________

 M. The amount to be withdrawn from the Reserve Fund (or
    Certificate Reserve Fund) on such Distribution Date to
    cover the Note Distributable Amount or the Certificate
    Distributable Amount for such Distribution Date             $__________

 N. Interest Earnings on the Reserve Fund.                      $____________

 O. The amount on deposit in the Reserve Fund after giving
    effect to deposits and withdrawals therefrom on such
    Distribution Date                                           $__________





                                      I-5


 P. The Reserve Fund Requisite Amount for such Distribution
    Date will be an amount equal to the sum of (i) [
    ]% of the Principal Balance of the Contracts in the
    Trust as of the first day of the immediately preceding
    Due Period and (ii) $[             ]; provided,
    however, in the event a Reserve Fund Trigger Event
    occurs with respect to a Distribution Date and has not
    terminated for three (3) consecutive Distribution Dates
    (inclusive) such amount shall be equal to the sum of
    (i) [       ]% of the Principal Balance of the
    Contracts in the Trust as of the first day of the
    immediately preceding Due Period) and, (ii) $[
         ].  Notwithstanding the foregoing, in no event
    shall the Specified Reserve Fund Balance be less than
    the sum of (i) [      ]% of the aggregate of the
    Initial Class A-1 Note Balance, Initial Class A-2 Note
    Balance and Initial Certificate Balance and (ii) $[   ]     $__________

 Q. The Pool Factor

    1.  The Class A-1 Note Pool Factor immediately before such
        Distribution Date                                       ____________

    2.  The Class A-2 Note Pool Factor immediately after such
        Distribution Date                                       ____________

    3.  The Certificate Pool Factor immediately after such
        Distribution Date                                       ____________

    4.  The Class A-1 Note Pool Factor immediately before such
        Distribution Date                                       ____________

    5.  The Class A-2 Note Pool Factor immediately after such
        Distribution Date                                       ____________

    6.  The Certificate Pool Factor
        immediately after such Distribution Date                ____________

 R. Delinquent Contracts

    1.  31-59 Days                      #______                 $___________

    2.  60-89 Days                      #______                 $___________

    3.  90 or More Days                 #______                 $___________

 S. Liquidated Contracts

    1.  Total Liquidated Contracts      #______                 $___________

    2.  Identity (attach)

    3.  Liquidation proceeds for the Due Period                 $___________

    4.  Liquidation expenses for the Due Period                 $___________


                                       I-6


    5.  Net Liquidation Proceeds for the Due Period             $___________

    6.  Net Liquidation Losses for the Due Period               $___________



 T. Advances

    1.  Unreimbursed Advances prior to such Distribution Date   $___________

    2.  Amount paid to Servicer on such Distribution Date to
        reimburse Servicer for such unreimbursed Advances       $___________

    3.  Amount of Delinquent Interest for such Distribution     $___________
        Date

    4.  Amount of new Advances on such Distribution Date (if
        such amount is less than the amount of Delinquent
        Interest, attach the certificate required by Section
        7.03 of the Sale and Servicing Agreement)               $___________

    5.  Total of unreimbursed Advances after new Advances on
        such Distribution Date                                  $___________

 U. Repurchased Contracts

    1.  Number of Contracts to be repurchased by the Seller
        pursuant to Section 7.08 of the Sale and Servicing
        Agreement                                               $___________

    2.  Principal Amount of such Contracts                      $__________

    3.  Related Repurchase Price of such Contracts              $__________

 V. Contracts

    1.  Number of Contracts as of beginning of Due Period       $___________

    2.  Principal Balance of Contracts as of beginning of Due
        Period                                                  $_________

    3.  Number of Contracts as of end of Due Period             $__________

    4.  Principal Balance of Contracts as of end of Due Period  $__________

    5.  Pre-Funded Amount as of beginning of Due Period         $__________

    6.  Pre-Funded Amount as of end of Due Period               $_________

 W. Interest Reserve Account

    1.  Interest Reserve Amount as of previous Distribution
        Date                                                    $_________

    2.  Carrying Charges (if any) to be paid on upcoming
        Distribution Date                                       $_________

                                       I-7


    3.  Interest Reserve Amount as of upcoming Distribution
        Date                                                    $_________



 X.     Ratios

    1.  Cumulative Loss Ratio

        a.      The aggregate Net Liquidation Losses for all
                Contracts since the Cutoff Date through the
                end of the related Due Period                   $_________

        b.      The sum of the Principal Balance of the
                Contracts as of the Cutoff Date plus the
                Principal Balance of any Subsequent Contracts
                as of the related Subsequent Cutoff Date        $_________

        c.      The Cumulative Loss Ratio for such
                Distribution Date (the quotient of a. divided
                by b., expressed as a percentage)               $_________

    2.  Average Delinquency Ratio for such Distribution Date

        (a)     The Delinquency Amount (the Principal Balance
                of all Contracts that were delinquent 60 days
                or more as of the end of the Due Period)        $________

        (b)     The Delinquency Ratio (the fraction (expressed
                as a percentage) computed by dividing (a) the
                Delinquency Amount during the immediately
                preceding Due Period by (b) the Principal
                Balance of the Contracts as of the beginning
                of the related Due Period) for such
                Distribution Date                               _____%

        (c)     The Delinquency Ratio for the prior
                Distribution Date                               _____%

        (d)     The Delinquency Ratio for the second prior
                Distribution Date                               _____%

        (e)     The Average Delinquency Ratio (the arithmetic
                average of a. through c.)                       _____%

    3.  Average Loss Ratio for such Distribution Date

        (a)     Net Liquidation Losses                          $________

        (b)     The Loss Ratio for (the fraction (expressed as
                a percentage) derived by dividing (x) Net
                Liquidation Losses for all Contracts that
                became Liquidated Contracts during the
                immediately preceding Due Period multiplied by
                twelve by (y) the outstanding Principal
                Balances of all Contracts as of the beginning
                of the Due Period) such Distribution Date       _____%

                                       I-8


        (c)     The Loss Ratio for the prior Distribution Date  _____%

        (d)     The Loss Ratio for the second prior
                Distribution Date                               _____%

        (e)     The Average Loss Ratio (the arithmetic average
                of a. through c.)                               _____%

    4.  Computation of Reserve Fund Requisite Amount

        Trigger Events

        (1)     Average Delinquency Ratio (if (a) (i) Average
                Delinquency Ratio greater than or equal to [      ]% with
                respect to any Distribution Date which occurs within the
                period from the Closing Date to, and inclusive
                of, the first anniversary of the Closing Date,
                (ii) [      ]% with respect to any Distribution Date
                which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the
                second anniversary of the  Closing Date or (iii) [      ]%
                for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date
                or (iv) [     ]% for any Distribution Date following the
                third anniversary of the Closing Date, then a Reserve Fund
                Trigger Event)                     ____%

        (2)     Average Loss Ratio (if Average Loss Ratio is
                large than (i) [     ]% with respect to any
                Distribution Date which occurs within the
                period from the Closing Date to, and inclusive
                of, the eighteen months following the Closing
                Date or (ii) [      ]% with respect to any
                Distribution Date which occurs following the
                eighteen month period following the Closing
                Date, then a Reserve Fund Trigger Event)        _____%

        (3)     Cumulative Loss Ratio (if Cumulative Loss
                Ratio is greater than or equal to (i) [      ]% with
                respect to any Distribution Date which occurs within the
                period from the Closing Date to, and inclusive
                of, the first anniversary of the Closing Date,
                (ii) [      ]% with respect to any Distribution Date
                which occurs within the period from the day
                after the first anniversary of the Closing Date to, and
                inclusive of, the second anniversary of the
                Closing Date,  (iii) [      ]% for any
                Distribution Date following the second anniversary
                of the Closing Date Ratio equal to or greater
                than a Reserve Fund Trigger Event), or (iv) [      ]%
                following the third anniversary of the Closing
                Date                                           _____%

                                       I-9

                                     EXHIBIT J

                     [Seller's Representations and Warranties]

       (1) REPRESENTATIONS AND WARRANTIES REGARDING SELLER. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of Seller or Trust Depositor. Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms of the Sale and Servicing Agreement.

              (b) AUTHORIZATION; BINDING OBLIGATION. Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to
       which the Seller is a party.   This Agreement and the other Transaction
       Documents to which the Seller is a party constitute the legal, valid and binding obligation of Seller enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

              (c) NO CONSENT REQUIRED. Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Seller is a party.

              (d) NO VIOLATIONS. Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Seller is a party or by which Seller or any of Seller's properties may be bound.

              (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of Seller threatened, against Seller or any of its properties or with respect to this Agreement or any other Transaction Document to which the Seller is a party which, if adversely determined, would in the opinion of Seller have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the Seller is a party.

              (f) PLACE OF BUSINESS; NO CHANGES. Seller's sole place of business (within the meaning of Article 9 of the UCC) is as follows:

                            Eaglemark, Inc.
                            4150 Technology Way
                            Carson City, Nevada 89706

       Seller has not changed its name whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business (except within Carson City, Nevada), within the four months preceding the Closing Date.

       (2) REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. Seller represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) LIST OF CONTRACTS. The information set forth in the List of Contracts (or Subsequent List of Contracts, in the case of Subsequent Contracts) is true, complete and correct as of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be.

              (b) PAYMENTS. As of the Initial Cutoff Date or applicable Subsequent Cutoff Date, as the case may be, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of Seller's knowledge, all payments made on each Contract were made by the respective Obligor.

              (c) NO WAIVERS. As of the Closing Date (or the applicable Subsequent Transfer Date, in the case of Subsequent Contracts), the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

              (d) BINDING OBLIGATION. Each Contract is the genuine, legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

              (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

              (f) INSURANCE. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the related Motorcycle securing each Contract is covered by physical damage insurance (i) in an amount not less than the value of the Motorcycle at the time of origination of the Contract, (ii) naming Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

              (g) ORIGINATION. Each Contract was originated by a Harley-Davidson motorcycle dealer in the regular course of its business which dealer had all necessary licenses and permits to originate the Contracts in the state where such dealer was located, was fully and properly executed by the parties thereto, and has been purchased by Seller in the regular course of its business. Each Contract was sold by such motorcycle dealer to the Seller without any fraud or misrepresentation on the part of such motorcycle dealer.

              (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Sale and Servicing Agreement or under the Indenture or pursuant to transfers of the Certificates unlawful, void or voidable.

              (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Trust Depositor or by the Trust Depositor to the Trust, or any combination of the foregoing, violated as of the Closing Date or as of any Subsequent Transfer Date, as applicable, any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the Contracts and the sale of Motorcycles. Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Trust Depositor's, and the Trustee's inspection, and shall deliver to Trust Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

              (j) CONTRACT IN FORCE. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Motorcycle securing any Contract has not been released from the lien of the Contract in whole or in part.

              (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of Seller in the Motorcycle covered thereby, and such security interest has been assigned by Seller to the Trust Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Motorcycle is recorded on the original certificate of title, and original certificate of title for each Motorcycle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Motorcycle the Lien Certificate will be received within 180 days of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Motorcycle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer that such Lien Certificate showing the Seller as lienholder has been applied for, the Seller's security interest has been validly assigned by the Seller to the Trust Depositor and by the Trust Depositor to the Issuer and Owner Trustee pursuant to this Agreement. Immediately after the sale, each Contract will be secured by an enforceable and perfected first priority security interest in the Motorcycle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Motorcycle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor, materials or of any state law enforcement agency affecting a Motorcycle).

              (1) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

              (m) GOOD TITLE. Each Contract was purchased by Seller for value and taken into possession prior to the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts) in the ordinary course of its business, without knowledge that the Contract
       was subject to a security interest.    No Contract has been sold,
       assigned or pledged to any person other than Trust Depositor and the Trustee as the transferee of Trust Depositor, and prior to the transfer of the Contract to Trust Depositor, Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest (other than the extinguished interest of BofA described above) and was the sole owner thereof and had full right to transfer the Contract to Trust Depositor and to permit Trust Depositor to transfer the same to the Issuer and Owner Trustee, and, as of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), the Issuer and the Owner Trustee will have a first priority perfected security interest therein.

              (n) NO DEFAULTS. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. Seller has not waived any such default, breach, violation or event permitting acceleration, and Seller has not granted any extension of payment terms on any Contract. As of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Motorcycle had been repossessed.

              (o) NO LIENS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts) there are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Motorcycle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

              (p) INSTALLMENTS. Each Contract has a fixed Contract Rate and provides for monthly payments of principal and interest which, if timely made, would fully amortize the loan on a simple-interest basis over its term.

              (q) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

              (r) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original has been delivered to the Issuer and the Owner Trustee or its designee on or before the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts).

              (s) NO GOVERNMENT CONTRACTS. No Obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.

              (t) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox Account other than the Lockbox Bank; PROVIDED, HOWEVER, NBD Bank, N.A. ("NBD"), Eagle Credit Trust 1994-1, Eagle Credit Trust 1994-2, Eagle Credit Trust 1994-3, Eagle Credit Trust 1994-4, Eaglemark Trust 1995-1, Eaglemark Trust 1995-2, Eaglemark Trust 1996-1, Eaglemark Trust 1996-2 and any other Trusts (as that term is defined in the Fourth Amended and Restated Lockbox Agreement dated as of April 1, 1998 by and among Seller, Eaglemark Customer Funding Corporation-II, Eaglemark Customer Funding Corporation-III, Purchaser, and acknowledged by Norwest in its capacity as Trustee of Eagle Credit Trust 1994-1, Eagle Credit Trust 1994-2, Eagle Credit Trust 1994-3, Eagle Credit Trust 1994-4 and Eaglemark Trust 1995-1, Eaglemark Trust 1995-2 and Harris Trust and Savings Bank with respect to Future Trusts (as defined therein)), shall have an interest in certain other collections therein not related to the Contracts.

              (u) OBLIGOR BANKRUPTCY. At the Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent Contracts), no Obligor was subject to a bankruptcy proceeding within the one year preceding such Cutoff Date.

              (v) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the States of Nevada and Illinois.

              (w) NO IMPAIRMENT. Neither the Seller nor the Trust Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Trust and the Certificateholders in any Contract or the proceeds thereof.

              (x) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Trust Depositor with respect to such Contract.

       (3) REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. Seller represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Initial Cutoff Date (or the applicable Subsequent Cutoff Date in the case of Subsequent

       Contracts), plus the Pre-Funded Amount as of such date, equals the sum of the principal balance of the Class A-1 Certificate Notes, the Class A-2 Notes and Certificates on the Closing Date or the related Subsequent Transfer Date, as applicable.

              (b) CHARACTERISTICS. The Initial Contracts have the following characteristics: (i) all the Contracts are secured by Motorcycles; (ii) no Initial Contract has a remaining maturity of more than 72 months; and
       (iii) the final scheduled Distribution Date on the Initial Contract with
       the latest maturity is not later than [               ].  Approximately
       [         ]% of the Principal Balance of the Initial Contracts as of the
       Initial Cutoff Date is attributable to loans for purchases of new
       Motorcycles and approximately [      ]% is attributable to loans for
       purchases of used Motorcycles. No Initial Contract was originated after the Initial Cutoff Date. No Initial Contract has a Contract Rate less than [ ]%. The first payment on each Initial Contract is due on or
       before [                            ].

              (c) MARKING RECORDS. As of the Closing Date (or the applicable Subsequent Transfer Date in the case of Subsequent Contracts), Seller has caused the Computer Disk relating to the Contracts sold hereunder and concurrently reconveyed by Trust Depositor to the Trust and by the Trust to the Indenture Trustee to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust, are owned by the Trust and constitute security for the Notes.

              (d) NO ADVERSE SELECTION. No selection procedures adverse to Noteholders and Certificateholders have been employed in selecting the Contracts.

              (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from Seller to Trust Depositor and from Trust Depositor to the Trust of all of Seller's right, title and interest in the Contract Assets as of the Closing Date and any Subsequent Transfer Date, as applicable.

              (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof and the rest of the Trust Corpus have been made, taken or performed.

       (4) REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. Seller represents and warrants as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Contracts, that:

              (a) POSSESSION. Immediately prior to the Closing Date or any Subsequent Transfer Date, Seller will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

              (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by Seller pursuant to this Agreement or any Subsequent Purchase Agreement and by Trust Depositor pursuant to the Sale and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                     EXHIBIT K

                         [Lockbox Bank and Lockbox Account]


                                       LOCKBOX

                     Eaglemark, Inc. P. O. Box 52220
                     Phoenix, Arizona 85072-2220



                                     LOCKBOX BANK


                     National City Processing Company
                     d/b/a NPC
                     1231 Durrett Lane
                     Louisville, Kentucky  40285-0001

                                      EXHIBIT L

                               [Form of Contract Stamp]

       This Contract/Note is subject to a security interest granted to
Harley-Davidson Eaglemark Motorcycle Trust [          ].  UCC-1 Financing
Statements covering this Contract/Note have been filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Illinois. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract/Note must refer to such filings to determine whether such lien has been released.

                                     EXHIBIT M

                      [Form of Subsequent Transfer Agreement]

                 [see EXHIBIT C of the Transfer and Sale Agreement]









                                       M-1